    As filed with the Securities and Exchange Commission on April 23, 2001

                                           1933 Act Registration No.   333-41172


                       SECURITIES AND EXCHANGE COMMISSION
                       ==================================
                            Washington, D.C.  20549

                         POST-EFFECTIVE AMENDMENT NO. 1

                                   FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


                       COMPANION LIFE SEPARATE ACCOUNT B
                       ---------------------------------
                             (Exact Name of Trust)

                        COMPANION LIFE INSURANCE COMPANY
                        --------------------------------
                              (Name of Depositor)

                                303 Merrick Road
                           Lynbrook, New York  11563
              (Address of Depositor's Principal Executive Offices)


                              Name and Address of
                              Agent for Service:
                           Michael E. Huss, Esquire
                           Mutual of Omaha Companies
                         Mutual of Omaha Plaza, 3-Law
                          Omaha, Nebraska 68175-1008
                     Internet: mike.huss@mutualofomaha.com
                               ---------------------------

                Flexible Premium Variable Life Insurance Policy
                     (Title of securities being registered)

It is proposed that this filing will become effective (check appropriate box):

     [_]  Immediately upon filing pursuant to paragraph (b).
     [X]  On May 1, 2001 pursuant to paragraph (b).
     [_]  60 days after filing pursuant to paragraph (a)(1).
     [_]  On [date] pursuant to paragraph (a)(i) of Rule 485.

     If appropriate, check the following box:
          [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          [_] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

                                   _________

                       COMPANION LIFE SEPARATE ACCOUNT B

                       Registration Statement on Form S-6
                             Cross-Reference Sheet


Form N-8B-2
Item No.            Caption in Prospectus
--------            ---------------------
1                   Cover Page
2                   Cover Page
3                   Inapplicable
4                   Policy Distributions
5                   About Us
6                   Variable Investment Options
9                   Inapplicable
10(a)               Policy Application and Issuance
10(b)               Policy Distributions
10(c), (d), (e)     Policy Distributions; Lapse and Grace Period; Reinstatement
10(f), (g), (h)     Voting Rights; Tax Matters
10(i)               Important Policy Provisions
11                  Variable Investment Options
12                  Variable Investment Options; Policy Distributions
13                  Expenses; Tax Matters; Policy Distributions; Appendix A
14                  Policy Application and Issuance
15                  Policy Application and Issuance
16                  Variable Investment Options
17                  Captions referenced under Items 10(c), (d), (e) and (i)
                    above
18                  Variable Investment Options
19                  Reports to You; Voting Rights; Policy Distributions
20                  Captions referenced under Items 6 and 10(g) above
21                  Policy Loans
22                  Inapplicable
23                  Policy Distributions
24                  Important Policy Provisions
25                  About Us
26                  Policy Distributions
27                  About Us
28                  Our Management
29                  About Us
30                  Inapplicable
31                  Inapplicable
32                  Inapplicable
33                  Inapplicable
34                  Inapplicable
35                  About Us
36                  Inapplicable
37                  Inapplicable
38                  Policy Distributions
39                  Policy Distributions
40                  Inapplicable
41(a)               Policy Distributions
42                  Inapplicable
43                  Inapplicable
44(a)               Variable Investment Options; Policy Application and Issuance
44(b)               Expenses; Policy Distributions
44(c)               Expenses
45                  Inapplicable

Form N-8B-2
Item No.            Caption in Prospectus
--------            ---------------------
46                  Variable Investment Options; Captions referenced under Items
                    10(c), (d), and (e) above
47                  Inapplicable
48                  About Us
49                  Inapplicable
50                  Variable Investment Options
51                  Cover Page, Introduction and Summary, Important Policy
                    Provisions, Tax Matters, Policy Distributions
52                  Tax Matters
53                  Tax Matters
54                  Inapplicable
55                  Inapplicable
59                  Financial Statements

--------------------------------------------------------------------------------
                                                         PROSPECTUS: May 1, 2001
[LOGO] COMPANION
OF NEW YORK                                                  ULTRA VARIABLE LIFE
                                                     Individual Flexible Premium
                                               Variable Universal Life Insurance

--------------------------------------------------------------------------------

  This Prospectus describes ULTRA VARIABLE LIFE, a variable universal life insurance policy offered by Companion Life Insurance Company. The minimum specified amount of insurance coverage is $100,000.

--------------------------------------------------------------------------------
  The investment portfolios offered through the Policy may have names that are nearly the same or similar to the names of retail mutual funds. However, these investment portfolios are not the same as those retail mutual funds, even though they have similar names and may have similar characteristics and the same managers. The investment performance of these investment portfolios is not necessarily related to the performance of the retail mutual funds. The investment portfolios are described in separate prospectuses that accompany this Prospectus.
--------------------------------------------------------------------------------

  The Policy includes 30 variable options (where you have the investment risk) with investment portfolios from:

 .  The Alger American Fund
 .  Deutsche Asset Management VIT Funds
 .  Federated Insurance Series
 . Fidelity Variable Insurance Products Funds and Variable Insurance Products Fund II
 .  MFS Variable Insurance Trust
 .  Morgan Stanley Universal Institutional Funds, Inc.
 .  Pioneer Variable Contracts Trust
 .  Scudder Variable Life Investment Fund
 . T. Rowe Price Equity Series, Inc., Fixed Income Series, Inc. and International Series, Inc.

and two fixed rate options (where we have the investment risk).

  The variable options are not direct investments in mutual fund shares, but are offered through Subaccounts of Companion Life Separate Account B. The value of your Policy will go up or down based on the investment performance of the variable options that you choose. There is no minimum guaranteed Cash Surrender Value for any amounts you allocate to the variable options. The amount of the death benefit can also vary as a result of investment performance.

-------------------------------------------------------------------------------
Please Read This Prospectus Carefully. It provides information you should
-------------------------------------
consider before investing in a Policy. Keep this Prospectus and the prospectuses for the investment portfolios for future reference.
-------------------------------------------------------------------------------

  The Securities and Exchange Commission ("SEC") maintains an internet web site (http://www.sec.gov) that contains more information about us and the Policy. You
 ------------------
may also review and copy our SEC registration of the Policy at the SEC's Public Reference Room in Washington, D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

  The SEC does not pass upon the accuracy or adequacy of this Prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

            Remember that the Policy and the investment portfolios:

             .  are subject to risk, including possible loss of principal
                ---
             .  are not bank deposits
                    ---
             .  are not government insured
                    ---
             .  are not endorsed by any bank or government agency
                    ---
             .  may not achieve their goals
                    ---
--------------------------------------------------------------------------------
 COMPANION LIFE INSURANCE COMPANY, Variable Product Services, P O. Box 3664,
                  Omaha, Nebraska 68103-0664   1-800-494-0067
--------------------------------------------------------------------------------

----------------------------------------
CONTENTS

                                                                                              Pages
     DEFINITIONS                                                                                 3
     ---------------------------------------------------------------------------------------------
     INTRODUCTION AND SUMMARY
       Comparison to Other Policies and Investments                                            4-5
       How the Policy Operates                                                                 5-6
       Series Fund Charges                                                                     7-8
     ---------------------------------------------------------------------------------------------
     ABOUT US                                                                                    9
     ---------------------------------------------------------------------------------------------
     INVESTMENT OPTIONS
       Variable Investment Options                                                            9-12
       Fixed Rate Options                                                                    13-14
       Transfers                                                                                14
       Dollar Cost Averaging                                                                 14-15
       Systematic Transfer Enrollment Program                                                   15
       Asset Allocation Program                                                                 16
       Rebalancing Program                                                                      17
     ---------------------------------------------------------------------------------------------
     IMPORTANT POLICY PROVISIONS
       Policy Application and Issuance                                                       18-19
       Accumulation Value                                                                    19-20
       Lapse and Grace Period                                                                20-21
       Continuation of Insurance                                                                21
       Paid-Up Life Insurance                                                                   22
       Misstatement of Age or Sex                                                               22
       Suicide                                                                                  22
       Incontestability                                                                         23
       Telephone Transactions                                                                   23
       Reinstatement                                                                            23
       Maturity Date                                                                            23
       Delay of Payments                                                                        24
       Minor Owner or Beneficiary                                                               24
     ---------------------------------------------------------------------------------------------
     EXPENSES
       Deductions from Premium                                                                  25
       Monthly Deduction                                                                     25-26
       Transfer Charge                                                                          26
       Surrender Charge                                                                      26-27
       Series Fund Charges                                                                      27
     ---------------------------------------------------------------------------------------------
     POLICY DISTRIBUTIONS
       Policy Loans                                                                             28
       Surrender                                                                                28
       Partial Withdrawals                                                                      29
       Death Benefit                                                                         29-30
       Payment of Proceeds                                                                   30-32
     ---------------------------------------------------------------------------------------------
     FEDERAL TAX MATTERS
       Life Insurance Qualification                                                             33
       Tax Treatment of Loans and Other Distributions                                        33-34
       Other Policy Owner Tax Matters                                                        34-35
     ---------------------------------------------------------------------------------------------
     MISCELLANEOUS
       Our Management                                                                           36
       Distribution of the Policies                                                             36
       Sales to Employees                                                                       36
       Voting Rights                                                                            36
       Distribution of Materials                                                                37
       State Regulation                                                                         37
       Legal Proceedings                                                                        37
       Experts                                                                                  37
       Reports to You                                                                           37
       Do You Have Questions?                                                                   37
     ---------------------------------------------------------------------------------------------
     ILLUSTRATIONS                                                                           38-50
     ---------------------------------------------------------------------------------------------
     FINANCIAL STATEMENTS                                                                    51-78

___________________________________________________________
DEFINITIONS

Accumulation Value is the dollar value of all amounts accumulated under the Policy (in both the variable investment options and the fixed investment options).

Allocation Date is the first Business Day following the completion of your "right to return period."

Beneficiary is the person(s) or other legal entity who receives the death benefits of the Policy, if any, upon the insured's death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Accumulation Value, less any Policy loans, unpaid loan interest and any applicable surrender charge.

Loan Account is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the Variable Account. The Loan Account is part of our general account.

Monthly Deduction is a monthly charge which includes a mortality and expense risk charge, an administrative charge, a charge for the cost of any riders in effect for that month and a cost of insurance charge.

Net Amount at Risk means the death benefit less the Accumulation Value on a Monthly Deduction date after deducting the rider charges, if any, the risk charge for the current month, and the administrative charge. If the Policy's death benefit option is option 2, the Net Amount at Risk is the specified amount of insurance coverage.

No Lapse Period is a period of time during which the Policy will not lapse as long as specified premiums are paid and no withdrawals are taken or Policy loans are outstanding.

Owner is you --- the person(s) who may exercise all rights and privileges under the Policy. If there are joint owners, the signatures of both Owners are needed to exercise rights under the Policy (except for certain approved telephone transactions).

Policy is the Ultra Variable Life Policy, a flexible premium variable universal life insurance policy offered by us through this Prospectus.

Policy Year/Month/Anniversary are measured from respective anniversary dates of the date of issue of the Policy.

Series Funds are open-end investment management companies (commonly called mutual funds) in which the Variable Account invests.

Subaccount is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

Us, We, Our, Companion is Companion Life Insurance Company.

Valuation Period is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business on the next succeeding Business Day.

Variable Account is Companion Life Separate Account B, a separate account maintained by us.

Written Notice is written notice, signed by you, that gives us the information we require and is received at Companion, Variable Product Services, P.O. Box 3664, Omaha, Nebraska 68103-0664.

___________________________________________________________

  This Prospectus may only be used to offer the Policy where the Policy may lawfully be sold. No one is authorized to give information or make representations about the Policy that isn't in the Prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.


  This Prospectus generally describes only the variable investment options, except when the fixed rate options are specifically mentioned.

___________________________________________________________
INTRODUCTION AND SUMMARY

  This Introduction and Summary briefly notes some of the important things about the Policy, but it is not a complete description of the Policy. The rest of this Prospectus contains more complete information, and you should read the entire Prospectus carefully.

  The ULTRA VARIABLE LIFE Policy described in this Prospectus is a variable universal life insurance policy issued by Companion Life Insurance Company. The Policy pays a death benefit upon the insured's death, and a Cash Surrender Value is available if you surrender the Policy. The insured person cannot be over 90 when we issue the Policy. You have flexibility under the Policy; within certain limits, you can vary the amount and timing of premium payments, change the death benefit, and transfer amounts among the investment options. The minimum initial premium is the amount necessary to purchase $100,000 of insurance coverage.

  The Policy is a variable universal life Policy, which means that you can allocate your premium to as many as 30 different variable investment options, where you can gain or lose money on your investment. You may also allocate your premiums to fixed rate options, where we guarantee you will earn a fixed rate of interest. The death benefit can also vary up or down as a result of that investment experience. However, the death benefit will not be less than the current specified amount of insurance coverage less any outstanding Policy loans and unpaid loan interest.

  There is no guaranteed minimum Accumulation Value. Regardless of whether you pay the planned premiums, the Policy could lapse if the Accumulation Value is not sufficient to pay the Monthly Deduction. However, the Policy will not lapse during the No-Lapse Period, if you pay the required premium.

  The variable investment options are not direct investments in mutual funds, but are Subaccounts of the Variable Account. Each Subaccount in turn invests in a particular Series Fund. You may transfer your Accumulation Value among the Subaccounts and between the Subaccounts and the fixed rate options, subject to certain restrictions (in particular, restrictions on transfers out of the fixed rate options).

  You can surrender the Policy completely, make a partial cash withdrawal, and take out a Policy loan, subject to certain restrictions. However, surrenders, withdrawals and loans may be taxable and subject to a penalty tax.

  Buying the Policy might not be a good way of replacing existing life insurance, especially if you already own a flexible premium variable life insurance policy.


[_] COMPARISON TO OTHER POLICIES AND INVESTMENTS

  The Policy offered by this Prospectus is designed to provide life insurance coverage for the insured. It is not offered primarily as an investment.

  Compared to other life insurance policies.  In many respects, the Policy is
  -----------------------------------------
similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policy offers a death benefit and provides loan privileges and surrender values. The Policy gives you the flexibility to vary the amount and timing of premium payments and, within limits, to change the death benefit payable under the Policy. The Policy is different from fixed-benefit life insurance in that the death benefit may vary as a result of the investment experience of the variable investment options that you select. The Accumulation Value will always vary in accordance with that investment experience.

  Compared to mutual funds.  The Policy is designed to provide life insurance
  ------------------------
protection. Although the underlying investment portfolios operate like mutual funds and have similar investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

--------------------------------------------------------------------------------
A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself, therefore the Policy will provide no additional tax advantage if it is funded from a tax-qualified retirement plan. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits, guaranteed fees and asset allocation models. The tax rules that apply to the Policy can be complicated. You may want to consult a tax adviser about the tax consequences of investing in a Policy.
--------------------------------------------------------------------------------

 .  The Policy provides a death benefit based on the life of the insured.
 . The Policy can lapse with no value, if your Accumulation Value is not enough to pay a Monthly Deduction unless the Policy is in a No-Lapse Period (which requires a minimum level of premium payments).
 .  Insurance-related charges not associated with mutual fund investments are deducted from the values of the Policy.
 .  We, not you, own the shares of the underlying Series Funds. You have interests in our Subaccounts that invest in the Series Funds that you select. . Dividends and capital gains distributed by the investment portfolios are automatically reinvested.
 . Premiums are held in the Federated Prime Money Fund II portfolio until the end of the "right to return period" required by New York law plus five Business Days.
 .  Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy.
 .  Transfers from one underlying investment portfolio to another are accomplished without tax liability.
 . Premature withdrawals may be subject to a 10% federal tax penalty. Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income, although (a) such earnings are exempt from taxation if received as a death benefit, and (b) taxation is deferred until such earnings are distributed.
 . The Policy might be a "modified endowment contract." If it is, then (a) there will be a 10% penalty tax on withdrawals before age 59 1/2; (b) withdrawals would be deemed to come from earnings first (taxable), then from your investment; and (c) loans will be treated as withdrawals.
 . New York insurance law grants you 10 days to review your policy and cancel it for a return of premium paid.


[_] HOW THE POLICY OPERATES

     The following chart shows how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.

                ----------------------------------------------
                               POLICY FLOW CHART
                ----------------------------------------------

                                    PREMIUM

                  .  The minimum initial premium required is
                     based on the initial specified amount
                     of insurance coverage (minimum amount
                     of $100,000).
                  .  Additional premium payments may be
                     required pursuant to a planned premium
                     schedule. Payments in addition to
                     planned premiums may be made, within
                     limits.
                  .  Additional premiums may be required to
                     prevent the Policy from lapsing.
                     Payment of the planned premiums may not
                     be enough to keep the Policy from
                     lapsing, even during the No-Lapse
                     Period.
                ----------------------------------------------

                ----------------------------------------------
                     DEDUCTIONS BEFORE ALLOCATING PREMIUM

                       Premium Charges per premium payment:
                       .  3.75% of each premium for state
                          and federal tax expenses (which
                          may be more or less than the
                          actual amount of federal and state
                          tax expense that we are required
                          to pay).
                       .  $2 from each premium for premium
                          processing expenses.
                ----------------------------------------------

     -------------------------------------------------------------------
                             INVESTMENT OF PREMIUM

     . You direct the allocation of all net premiums among the 30 Subaccounts of the Variable Account, the fixed account and the systematic transfer account. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.
     -------------------------------------------------------------------

-------------------------------------------------------------------------------

                         CHARGES DEDUCTED FROM ASSETS

 . We take a Monthly Deduction out of your Accumulation Value (the annual rates set forth below are calculated as a percentage of Accumulation
    Value) composed of:
    - 0.70% for mortality and expense risk charge during Policy Years 1 - 10; 0.55% after Policy Year 10 for the Accumulation Value of $25,000 or less; 0.15% after Policy Year 10 for the Accumulation Value in excess of $25,000. The mortality and risk charge after Policy Year 10 will never exceed the guaranteed maximum charge of 0.55%.
    -  $7 administrative charge.
    -  A cost of insurance charge (based on the Net Amount at Risk).
    -  Rider charges (if any).
 .  $10 fee for transfers among the Subaccounts and the fixed account (first
    12 transfers per Policy Year are free).
 . Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio as described below.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                              ACCUMULATION VALUE

  Your Accumulation Value is equal to your net premiums adjusted up or down each Business Day to reflect your Subaccounts' investment experience, earnings on amounts you have invested in the fixed account and the systematic transfer account, charges deducted, and other Policy transactions (such as loans and partial withdrawals).
 . Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts. The Policy may lapse, even if there is no Policy loan.
 . Accumulation Value can be transferred among the Subaccounts and the fixed account. Policy loans reduce the amount available for allocations and transfers.
 .  Dollar cost averaging, asset allocation and rebalancing programs are available.
 . Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the death benefit.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

          ACCUMULATION VALUE BENEFITS                                         DEATH BENEFIT
 .  After the first Policy Year you can take loans for          .  Received income tax free to Beneficiary.
    amounts up to 100% of Cash Surrender Value (less loan       .  Available as lump sum or under a variety
    interest to the end of the Policy Year and a                   of payout options.
    sufficient Monthly Deduction to keep the Policy in          .  Two death benefit options are available:
    force for at least one month) at a net annual                  (1) greater of (a) current specified amount;
    interest rate charge of 2%.                                        or (b) Accumulation Value on the date of
 .  Preferred loans are available beginning in the 10/th/              death plus a corridor amount; or
    Policy Year and later with a net interest rate charge          (2) Accumulation Value plus the greater of
    of 0%. All loans become preferred loans beginning in               (a) the current specified amount, or
    the 10/th/ Policy Year.                                            (b) a corridor amount.
 .  You can surrender the Policy in full at any time for        .  Flexibility to change death benefit option
    its Cash Surrender Value, or withdraw part of the              and specified amount of insurance coverage.
    Accumulation Value (after the first Policy Year). A         .  Rider benefits are available.
    surrender charge based upon issue age, sex, risk class,
    and the amount of time you have had your Policy, may        Death benefit proceeds paid are reduced by any
    apply to any surrender or reduction in the specified        Policy loan balance.
    amount of insurance coverage for the first 12 Policy
    Years. The highest aggregate surrender charge is $53
    for each $1,000 of specified amount of insurance
    coverage. Taxes and tax penalties may also apply.
 .  If the Policy is a modified endowment contract, then
    Policy loans will be treated as withdrawals for tax
    purposes.
 .  Fixed and variable payout options are available.
------------------------------------------------------------------------------------------------------------------

[_] SERIES FUND CHARGES

    Each Series Fund investment portfolio is responsible for its own expenses. The net assets of each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each Series Fund's prospectus which accompanies this Prospectus. Here is a table of portfolio annual expenses for 2000. Expenses could be higher or lower in the future.

    These expenses may reflect fee waivers and/or expense reimbursements. Fee waivers and expense reimbursements can be terminated at any time.


====================================================================================================================================
          Series Fund Annual Expenses/1/                                                                          Total Portfolio
          ------------------------------                Management        12b-1 Fees                              Annual Expenses
     (as a percentage of average net assets)               Fees          (Distribution     Other Expenses        (after fee waiver
                    Portfolio:                          (after fee       Administration    (after expense           and expense
                    ----------                          waiver)/(a)/        Expense)      reimbursement)/(a)/    reimbursement)/(a)/
====================================================================================================================================
Alger American Growth                                      0.75%                                0.04%                  0.79%
Alger American Small Capitalization                        0.85%                                0.05%                  0.90%
Deutsche VIT EAFE(R) Equity Index Fund            /(a)/    0.45%                                0.20%                  0.65%
Deutsche VIT Small Cap Index Fund                 /(a)/    0.35%                                0.10%                  0.45%
Federated Prime Money Fund II                     /(a)/    0.50%                                0.17%                  0.67%
Federated Fund for U.S. Government Securities II  /(a)/    0.60%                                0.24%                  0.84%
Fidelity VIP II Asset Manager: Growth                      0.58%                                0.11%                  0.69%
Fidelity VIP II Contrafund                                 0.57%                                0.09%                  0.66%
Fidelity VIP Equity Income                                 0.48%                                0.08%                  0.56%
Fidelity VIP II Index 500                         /(a)/    0.24%                                0.04%                  0.28%
MFS Capital Opportunities Series                  /(a)/    0.75%                                0.15%                  0.90%
MFS Emerging Growth Series                        /(a)/    0.75%                                0.09%                  0.84%
MFS Global Governments Series                     /(a)/    0.75%                                0.15%                  0.90%
MFS High Income Series                            /(a)/    0.75%                                0.15%                  0.90%
MFS Research Series                               /(a)/    0.75%                                0.09%                  0.84%
MS Emerging Markets Equity                        /(a)/    1.09%                                0.71%                  1.80%
MS Fixed Income                                   /(a)/    0.21%                                0.49%                  0.70%
Pioneer Equity-Income VCT                                  0.65%              .25%              0.06%                  0.96%
Pioneer Growth Shares VCT                                  0.70%              .25%              0.08%                  1.03%
Pioneer Fund VCT                                           0.65%              .25%              0.03%                  0.93%
Pioneer Mid-Cap Value VCT                                  0.65%                                0.12%                  0.77%
Pioneer Real Estate Growth VCT                             0.80%                                0.30%                  1.10%
Scudder VLIF Global Discovery                     /(a)/    0.95%              .25%              0.30%                  1.50%
Scudder VLIF Growth and Income                             0.48%              .25%              0.08%                  0.81%
Scudder VLIF International                                 0.81%                                0.15%                  0.96%
T. Rowe Price Equity Income                       /(b)/    0.00%                                0.85%                  0.85%
T. Rowe Price International Stock                 /(b)/    0.00%                                1.05%                  1.05%
T. Rowe Price Limited-Term Bond                   /(b)/    0.00%                                0.70%                  0.70%
T. Rowe Price New America Growth                  /(b)/    0.00%                                0.85%                  0.85%
T. Rowe Price Personal Strategy Balanced          /(b)/    0.00%                                0.90%                  0.90%
------------------------------------------------------------------------------------------------------------------------------------

/(a)/ Without fee waiver or expense reimbursement limits the following funds would have had the charges set forth below:
/(b)/  T. Rowe Price Funds do not itemize management fees and other expenses.

                                                                                 Other Expenses         Total Portfolio Annual
          Portfolio                                         Management Fees      and 12b-1 Fees              Expenses
------------------------------------------------------------------------------------------------------------------------------------
          Deutsche VIT EAFE(R) Equity Index Fund                 0.45%                0.47%                    0.92%
          Deutsche VIT Small Cap Index Fund                      0.35%                0.34%                    0.69%
          Federated Prime Money Fund II                          0.50%                0.44%                    0.94%
          Federated Fund for U.S. Government Securities II       0.60%                0.49%                    1.09%
          Fidelity VIP II Index 500                              0.24%                0.09%                    0.33%
          MFS Capital Opportunities Series                       0.75%                0.16%                    0.91%
          MFS Emerging Growth Series                             0.75%                0.10%                    0.85%
          MFS Global Governments Series                          0.75%                0.32%                    1.07%
          MFS High Income Series                                 0.75%                0.24%                    0.99%
          MFS Research Series                                    0.75%                0.10%                    0.85%
          MS Emerging Markets Equity                             1.25%                0.71%                    1.96%
          MS Fixed Income                                        0.40%                0.49%                    0.89%
          Scudder Global Discovery                               0.98%                0.55%                    1.53%
====================================================================================================================================

____________________
/1/ The fee and expense data regarding each Series Fund, which are fees and expenses for 2000, was provided to Companion by the Series Fund. The Series Funds are not affiliated with Companion. We have not independently verified these figures.

     The ILLUSTRATIONS section at the end of this Prospectus has tables demonstrating how the Policy operates, given the Policy's expenses and several assumed rates of return. These tables may assist you in comparing the Policy's death benefits, Cash Surrender Values and Accumulation Values with those of other variable life insurance policies. Please review these tables to better understand the effect of expenses upon the Policy. You may also ask us to provide a comparable illustration based upon your specific situation.

          -----------------------------------------------------------
                For more detailed information about the Policy,
            please read the rest of this Prospectus and the Policy.
          -----------------------------------------------------------

____________________________
ABOUT US

     We are Companion Life Insurance Company, a stock life insurance company organized under the laws of the State of New York in 1949. We are a wholly-owned subsidiary of United of Omaha Life Insurance Company, which is a subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provides life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. Companion is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in New York.

     We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Rating Services, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.


____________________________
INVESTMENT OPTIONS

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options -- each chosen for its potential to meet specific investment objectives. You may allocate all or a part of your premiums to one or a combination of the variable investment options or the fixed rate options (although allocations to the systematic transfer account are limited to initial premium and rollovers only). Allocations must be in whole percentages and total 100%.

     You can choose among 30 variable investment options and two-fixed rate options.

--------------------------------------------------------------------------------
The investment results of each investment portfolio, whose investment objectives are described below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which investment portfolio or combination of investment portfolios and fixed rate options best suits your long-term investment objectives.

--------------------------------------------------------------------------------

[_]  VARIABLE INVESTMENT OPTIONS

     With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those portfolios will perform worse than you expect.

     The Variable Account, Companion Life Separate Account B, provides you with 30 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Policy funds to a Series Fund portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the portfolios that you select.

--------------------------------------------------------------------------------
The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain investment portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the investment portfolios available under the Policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the investment portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.

For detailed information about any investment portfolio, including its performance history, refer to the prospectus for that investment portfolio. Read these prospectuses carefully before you choose an investment portfolio.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Asset Category (*)                      Variable Investment Options
                                  Under Companion Life Separate Account B                          Objective
                                         (Series Fund - Portfolio)
--------------------------------------------------------------------------------------------------------------------------------
                                                                        Investments
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity     Morgan Stanley Universal Institutional Funds, Inc. -   Long-term capital appreciation
                            MS Emerging Markets Equity Portfolio/(6)/
--------------------------------------------------------------------------------------------------------------------------------
                                                            Emerging market country securities
--------------------------------------------------------------------------------------------------------------------------------
                           Deutsche Asset Management VIT Funds -                   Long-term capital appreciation
                           Deutsche VIT EAFE(R) Equity Index Fund Portfolio/(12)/
                          ------------------------------------------------------------------------------------------------------
                                          Statistically selected sample of the securities found in the EAFE(R) Index
                          ------------------------------------------------------------------------------------------------------
                           Scudder Variable Life Investment Fund -                 Long-term capital appreciation
                           Scudder VLIF Global Discovery Portfolio /(9)/
                          ------------------------------------------------------------------------------------------------------
International Equity                                        Small companies in the U.S. or foreign markets
                          ------------------------------------------------------------------------------------------------------
                           Scudder Variable Life Investment Fund -                 Long-term capital appreciation
                           Scudder VLIF International Portfolio/(9)/
                          ------------------------------------------------------------------------------------------------------
                                          Common stocks of companies which do business outside the United States
                          ------------------------------------------------------------------------------------------------------
                           T. Rowe Price International Series, Inc. -              Long-term capital appreciation
                           T. Rowe Price International Stock Portfolio/(10)/
                          ------------------------------------------------------------------------------------------------------
                                                            Common stocks of foreign companies
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity         Pioneer Variable Contracts Trust -                      Long-term capital appreciation with current
                           Pioneer Real Estate Growth VCT Portfolio/(8)/           income
--------------------------------------------------------------------------------------------------------------------------------
                                      Real estate investment trusts (REITs) and other real estate industry companies
                          ------------------------------------------------------------------------------------------------------
                           Alger American Fund -                                   Long-term capital appreciation
                           Alger American Small Capitalization Portfolio/(1)/
                          ------------------------------------------------------------------------------------------------------
Small-Cap Equity                  Equity securities of companies with total market capitalization of less than $1 billion
                          ------------------------------------------------------------------------------------------------------
                           Deutsche Asset Management VIT Funds -                   Long-term capital appreciation
                           Deutsche VIT Small Cap Index Fund Portfolio/(12)/
                          ------------------------------------------------------------------------------------------------------
                                      Statistically selected sample of the securities found in the Russell 2000(R)Index
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity             Pioneer Variable Contracts Trust -                      Long-term capital appreciation
                           Pioneer Mid-Cap Value VCT Portfolio/(8)/
--------------------------------------------------------------------------------------------------------------------------------
                                                              Currently undervalued companies
                          ------------------------------------------------------------------------------------------------------
                           Alger American Fund -                                   Long-term capital appreciation
                           Alger American Growth Portfolio/(1)/
                          ------------------------------------------------------------------------------------------------------
                                  Equity securities of companies with total market capitalization of more than $1 billion
                          ------------------------------------------------------------------------------------------------------
                           Fidelity Variable Insurance Products Fund II -          Long-term capital appreciation
                           Fidelity VIP II Contrafund Portfolio/(3)/
                          ------------------------------------------------------------------------------------------------------
                                                              Currently undervalued companies
                          ------------------------------------------------------------------------------------------------------
                           Fidelity Variable Insurance Products Fund II -          Long-term capital appreciation with current
                           Fidelity VIP II Index 500 Portfolio/(3)/                income

                          ------------------------------------------------------------------------------------------------------
                                                  Stocks that comprise the Standard and Poor's 500 Index
                          ------------------------------------------------------------------------------------------------------
Large-Cap Growth Equity    MFS Variable Insurance Trust -                          Long-term capital appreciation
                           MFS - Emerging Growth Series Portfolio/(5)/
                          ------------------------------------------------------------------------------------------------------
                                          Common stocks of small and medium-sized companies with growth potential
                          ------------------------------------------------------------------------------------------------------
                           MFS Variable Insurance Trust -                          Long-term capital appreciation
                           MFS - Research Series Portfolio/(5)/
                          ------------------------------------------------------------------------------------------------------
                                         Research analyst's recommendations for best expected capital appreciation
                          ------------------------------------------------------------------------------------------------------
                           Pioneer Variable Contracts Trust -                      Long-term capital appreciation
                           Pioneer Growth Shares VCT Portfolio/(8)/
                          ------------------------------------------------------------------------------------------------------
                                 Focus on secular trends, competitive strength and return on incremental invested capital
                          ------------------------------------------------------------------------------------------------------
                           T. Rowe Price Equity Series, Inc. -                     Long-term capital appreciation
                           T. Rowe Price New America Growth Portfolio/(11)/
                          ------------------------------------------------------------------------------------------------------
                                           Common stocks of U.S. companies in the service sector of the economy
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  Asset Category (*)                    Variable Investment Options
                                  Under Companion Life Separate Account B                            Objective
                                         (Series Fund - Portfolio)
--------------------------------------------------------------------------------------------------------------------------------
                                                Investments
--------------------------------------------------------------------------------------------------------------------------------
                           Fidelity Variable Insurance Products Fund -             Dividend income & capital appreciation
                           Fidelity VIP Equity Income Portfolio/(3)/
                          ------------------------------------------------------------------------------------------------------
                                                            Income-producing equity securities
                          ------------------------------------------------------------------------------------------------------
                           MFS Variable Insurance Trust -                          Long-term capital appreciation
                           MFS - Capital Opportunities Series Portfolio /(5)/
                          ------------------------------------------------------------------------------------------------------
                                                      Common stocks of domestic and foreign companies
                          ------------------------------------------------------------------------------------------------------
                           Pioneer Variable Contracts Trust -                      Current income & long-term growth
                           Pioneer Equity-Income Fund VCT Portfolio/(8)/
                          ------------------------------------------------------------------------------------------------------
                                            Focus on large, strong companies with histories of dividend growth
                          ------------------------------------------------------------------------------------------------------
Large-Cap Value Equity     Pioneer Variable Contracts Trust -                      Capital growth with current income
                           Pioneer Fund VCT Portfolio/(8)/
                          ------------------------------------------------------------------------------------------------------
                                              Emphasizes high-quality, value and long-term earnings potential
                          ------------------------------------------------------------------------------------------------------
                           Scudder Variable Life Investment Fund -                 Long-term capital appreciation with current
                           Scudder VLIF Growth and Income Portfolio /(9)/          income
                          ------------------------------------------------------------------------------------------------------
                                                       Common stocks of large, established companies
                          ------------------------------------------------------------------------------------------------------
                           T. Rowe Price Equity Series, Inc. -                     Dividend income & capital appreciation
                           T. Rowe Price Equity Income Portfolio/(11)/
                          ------------------------------------------------------------------------------------------------------
                                                  Dividend-paying common stocks of established companies
--------------------------------------------------------------------------------------------------------------------------------
                           Fidelity Variable Insurance Products Fund II -          Long-term capital appreciation
                           Fidelity VIP II Asset Manager: Growth Portfolio/(3,4)/
                          ------------------------------------------------------------------------------------------------------
                                               Domestic and foreign stocks, bonds and short-term investments
                          ------------------------------------------------------------------------------------------------------
Hybrid                     T. Rowe Price Equity Series, Inc. -                     Capital appreciation & dividend income
                           T. Rowe Price Personal Strategy Balanced Portfolio
                           /(11)/
                          ------------------------------------------------------------------------------------------------------
                                            Diversified portfolio of stocks, bonds and money market securities
--------------------------------------------------------------------------------------------------------------------------------
International Fixed        MFS Variable Insurance Trust -                          Seeks income & capital appreciation
 Income                    MFS - Global Governments Series Portfolio /(5)/

                          ------------------------------------------------------------------------------------------------------
                                                              International government bonds
--------------------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income    MFS Variable Insurance Trust -                          High current income and capital appreciation
                           MFS - High Income Series Portfolio/(5)/
                          ------------------------------------------------------------------------------------------------------
                                           Diversified bond portfolio, some of which may involve equity features
--------------------------------------------------------------------------------------------------------------------------------
                           Morgan Stanley Universal Institutional Funds, Inc. -    Above average return from a diversified
                           MS Fixed Income Portfolio/(7)/                          portfolio of fixed income securities

                          ------------------------------------------------------------------------------------------------------
Intermediate-Term /                      Medium to high quality fixed income investments of intermediate maturity
 Long-Term Fixed Income   ------------------------------------------------------------------------------------------------------
                           Federated Insurance Series -                            Current income
                           Federated Fund for U.S. Gov't Securities II Portfolio
                           /(2)/
                          ------------------------------------------------------------------------------------------------------
                                                                   U.S. Government bonds
--------------------------------------------------------------------------------------------------------------------------------
Short-Term Fixed Income    T. Rowe Price Fixed Income Series, Inc. -               High level of current income consistent with
                           T. Rowe Price Limited-Term Bond Portfolio/(11)/         modest price fluctuations
                          ------------------------------------------------------------------------------------------------------
                                   Short and intermediate-term investment grade debt securities
--------------------------------------------------------------------------------------------------------------------------------
                           Federated Insurance Series -                            Current income consistent with the stability
Cash                       Federated Prime Money Fund II Portfolio/(2)/            of principal
                          ------------------------------------------------------------------------------------------------------
                                               High-quality money market instruments
--------------------------------------------------------------------------------------------------------------------------------

(*) Asset category designations are our own to help you gain insight into each portfolio's intended objectives, but do not assure that any portfolio will perform consistent with the categorization. Information contained in the Series Funds' prospectuses should be read carefully before investing in any Subaccount.

Investment advisers of the Series Funds:

         /(1)/  Fred Alger Management, Inc.
         /(2)/  Federated Investment Management Company.
         /(3)/  Fidelity Management & Research Company.
         /(4)/ Fidelity Management & Research (U.K.) Inc., and Fidelity Management and Research Far East Inc., regarding research and investment recommendations with respect to companies based outside the United States.
         /(5)/  Massachusetts Financial Services Company.
         /(6)/  Morgan Stanley Asset Management Inc.
         /(7)/  Miller Anderson & Sherrerd, LLP.
         /(8)/  Pioneer Investment Management, Inc.
         /(9)/  Scudder Kemper Investments, Inc.
         /(10)/ Rowe Price-Fleming International, Inc., a joint venture between
                T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.
         /(11)/ T. Rowe Price Associates, Inc.
         /(12)/ Deutsche Asset Management, Inc.

--------------------------------------------------------------------------------
We do not assure that any portfolio will achieve its stated objective. Detailed information, including a description of each portfolio's investment objective and policies, a description of risks involved in investing in each of the portfolios, and each portfolio's fees and expenses, is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.
--------------------------------------------------------------------------------

     The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the Series Funds.

     Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the Series Funds which accompany this Prospectus.

     We may receive revenues from the investment portfolios or their investment advisers. These revenues may depend on the amount our Variable Account invests in the Series Fund and/or any portfolio thereof.

     The Variable Account is registered with the SEC as a unit investment trust. However, the Variable Account is regulated under New York law and the SEC does not supervise the management or the investment practices or policies of the Variable Account or Companion. The Variable Account was established as a separate investment account of Companion under New York law on August 27, 1996. Under New York law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios.
We do not make any representations about their future performance.  The
                                                                    ---
investment portfolios may fail to meet their objectives, and they could go down
-------------------------------------------------------------------------------
in value.  Each portfolio operates as a separate investment fund, and the income
--------
or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the Series Funds which accompany this Prospectus.

Adding, Deleting, or Substituting Variable Options

     We do not control the Series Funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and substitute shares of another open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.

     New portfolios may be added, or existing portfolios eliminated, when, in our sole discretion, conditions warrant such a change. If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Federated Prime Money Fund II portfolio.

     If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

[_]  FIXED RATE OPTIONS

     There are two fixed rate options: a systematic transfer account and a fixed account. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 4.0% per year, compounded annually. We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. However, you bear the risk that we will not
                                  -------------------------------------------
credit more interest than will yield 4.0% per year for the life of the Policy.
-----------------------------------------------------------------------------
We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed investment options, please see the Policy.

--------------------------------------------------------------------------------
The actual net effective minimum interest rate, after deduction of the mortality
           ---
and expense risk charge, is guaranteed to yield 3.3% per year (compounded annually) for the first 10 Policy Years and 3.45% per year thereafter.
--------------------------------------------------------------------------------

Systematic Transfer Account

     The systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program") when you buy the Policy. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the fixed account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. The rate of interest credited to each deposit into the systematic transfer account is fixed on the date of the deposit and will not be changed. We guarantee that any such interest rate will not yield less than 4.0%. Funds may not be transferred from the Subaccounts or the fixed account to the systematic transfer account after you purchase the Policy (except for funds designated on the Policy application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange).

--------------------------------------------------------------------------------
All amounts allocated to the fixed rate options become part of the general account assets of Companion. Interest in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore,
SEC staff have not reviewed the fixed account disclosures in this Prospectus.
--------------------------------------------------------------------------------

     Funds allocated to the systematic transfer account must be completely transferred to the Variable Account within a 13-month period. Transfers from the systematic transfer accounts do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into any systematic transfer account. The systematic transfer account may not be used to practice "market timing," and we may disallow transactions involving this account on that basis.

Fixed Account and Systematic Transfer Account

     The fixed account and the systematic transfer account are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate premiums to the fixed account or transfer amounts from the Variable Account to the fixed account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

--------------------------------------------------------------------------------
We have sole discretion to set current interest rates of fixed rate options. We do not guarantee the level of future interest rates of fixed rate options, except that they will not be less than the guaranteed minimum interest rate.
--------------------------------------------------------------------------------

     We have complete discretion to declare interest in excess of the guaranteed
     ---------------------------------------------------------------------------
minimum rate, or not to declare any excess interest. However, once declared, we
---------------------------------------------------
guarantee that any rate will last for at least one year. Different rates of interest may be credited to the systematic transfer account and the fixed account.

     We guarantee that the Accumulation Value in the fixed account will be credited with an effective annual interest rate which will yield at least 4%. Using a procedure approved by our Board of Directors, the interest rate credited to the fixed account may be in excess of the guaranteed minimum interest rate. Any excess interest rate will be based on future expectations of investment earnings. These rates will be determined according to procedures and standards on file with the New York Insurance Department. We will review these rates on a monthly basis.

     We guarantee that, prior to the payment of the death benefit or at the Policy maturity date, the amount in your fixed account or systematic transfer account will not be less than:

(i) the amount of premiums allocated and Accumulation Value transferred to the fixed account or systematic transfer account, less
(ii) that part of the Monthly Deduction allocated to the fixed account or systematic transfer account, less
(iii) any premium taxes or other taxes allocable to the fixed account or systematic transfer account, less
(iv) any amounts deducted from the fixed account or systematic transfer account in connection with partial withdrawals (including any surrender charges) or transfers to the Variable Account or to a loan account, plus
(v)   interest at the guaranteed minimum interest rate, and plus
(vi) excess interest (if any) credited to amounts in the fixed account or systematic transfer account.


[_]  TRANSFERS

     The Policy is designed for long-term investment, not for active trading or "market timing." Excessive transfers could harm other Policy Owners by having a detrimental effect on portfolio management. Subject to restrictions during the "right to return" period, you may transfer Policy value from one Subaccount to another, from the Variable Account to the fixed account, or from the fixed account to any Subaccount, subject to these rules:

Transfer Rules:

 .    We must receive notice of the transfer --- either Written Notice or an authorized telephone transaction.
 .    The transferred amount must be at least $500, or the entire Subaccount value if it is less. (If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.)
 .    The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $10 each. We will allow no more than 24 transfers in any Policy Year. This fee is deducted from the amount transferred.
 .    A transfer from the fixed account:
     - may be made only once each Policy Year (unless the dollar cost averaging program is elected);
     -    is free;
     -    may be delayed up to six months;
     -    does not count toward the 12 free transfer limit; and
     - is limited during any Policy Year to 10% of the fixed account value on the date of the initial transfer during that year.
 .    We reserve the right to limit transfers, or to modify transfer privileges into any Subaccount and we reserve the right to change the transfer rules at any time.
 .    If the accumulation value in any Subaccount falls below $500, we may transfer the remaining balance, without charge, to the Federated Prime
     Money Fund II portfolio.
 .    Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the amount or timing limitations of these rules, nor are they subject to a transfer charge. See the sections of this Prospectus describing those programs for the rules of each program.
 .    If you transfer amounts from the fixed account to the Variable Account, we can restrict or limit any transfer of those amounts back to the fixed account.
 .    Transfers result in the cancellation of accumulation units in the
     Subaccount from which the transfer is made, and the purchase of accumulation units in any Subaccount to which a transfer is made.
 .    We specifically reserve the right to disallow transfers into any Subaccount if, in our judgment, the transfer is made for "market timing" purposes.
 .    We reserve the right to permit transfers from the fixed account in excess of the 10% annual limitation.

Third-party Transfers

     Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. All third-party transfers are subject to the same rules as all other transfers.


[_]  DOLLAR COST AVERAGING

     Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

--------------------------------------------------------------------------------
The dollar cost averaging and the STEP program are intended to result in the purchase of more accumulation units when the accumulation unit value is low, and fewer units when the accumulation unit value is high. However, there is no guarantee that either program will result in higher Accumulation Value or otherwise be successful.
--------------------------------------------------------------------------------

Dollar Cost Averaging Rules:

 .    The dollar cost averaging program is free.
 .    We must receive notice of your election and any changed instruction ---
     either Written Notice or an authorized telephone transaction.
 .    Automatic transfers can occur monthly, quarterly, semi-annually, or annually.
 .    There must be at least $5,000 of Accumulation Value in the Subaccount or fixed account from which transfers are being made to begin dollar cost averaging.
 .    Amount of each transfer must be at least $100, and must be $50 per
     Subaccount.
 .    If transfers are made from the fixed account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
 .    You may specify that transfers be made on the 1/st/ through the 28/th/ day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to return" period ends.
 .    You can limit the number of transfers to be made, in which case the program will end when that number has been made as long as there are sufficient funds to make the number of transfers requested. Otherwise, the program will terminate on the transfer date when the amount in the applicable Subaccount or the fixed account is less than $100 prior to a transfer.
 .    Dollar cost averaging program transfers cannot begin before the end of a
     Policy's "right to return period".


[_]  SYSTEMATIC TRANSFER ENROLLMENT
     PROGRAM ("STEP program")

     The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within 13 months of issue. You cannot transfer funds from the STEP account into the fixed account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit different interest rates to amounts in the systematic transfer account than to amounts in the fixed account.)

--------------------------------------------------------------------------------
You cannot transfer amounts from the STEP account to the fixed account.

--------------------------------------------------------------------------------

STEP Program Rules:

 .    The STEP program is free.
 .    Can only be selected on the initial application.
 .    Must have at least $5,000 in the systematic transfer account to begin the program.
 .    Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in 12 equal monthly payments.
 .    Transfers must be at least $50 per Subaccount.
 .    Upon receipt of funds by Section 1035 exchange, the 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.
 .    Cannot begin before the end of the Policy's "right to return" period.
 .    You may specify that transfers be made on the 1/st/ through the 28/th/ day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfer will be made on the next Business Day). If you do not select a start date, the STEP program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to return" period ends.
 .    No transfers may be made into the systematic transfer account.
 .    No portion of any loan repayment will be allocated to the systematic transfer account.
 .    All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.
 .    The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.

[_]  ASSET ALLOCATION PROGRAM

     The asset allocation program allows you to allocate premiums and Policy value among designated Subaccounts and the fixed account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below.

--------------------------------------------------------------------------------
The asset allocation program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.
--------------------------------------------------------------------------------

Asset Allocation Program Rules:

 .    The asset allocation program is free.
 .    You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.
 .    Changed instructions, or a request to end this program, must also be by
     Written Notice or an authorized telephone transaction.
 .    You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the asset allocation program.
 .    Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
 .    The asset allocation program will automatically rebalance your value in the
     Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your value in the
     Subaccounts will be rebalanced to the then-current version of the model in effect.
 .    The Series Funds that are included in a model may change from period to period. Your election to use a model will remain in effect, without regard to changes in the funds in that model, unless you provide us with changed instructions.

The asset allocation program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.

-----------------------------------------------------------------------------------------------------------------------------------
                                                 ASSET ALLOCATION MODELS
                                                   CURRENT ALLOCATIONS*
-----------------------------------------------------------------------------------------------------------------------------------
              Portfolio                   Principal           Portfolio           Income           Capital        Equity
                                          Conserver           Protector           Builder        Accumulator     Maximizer
                                        (conservative)       (moderately         (moderate)      (moderately    (aggressive)
                                                            conservative)                        aggressive)
                                               %                 %                  %                 %             %
----------------------------------------------------------------------------------------------------------------------------------
 Alger American Small Capitalization                                                                  3             6
 Deutsche VIT EAFE(R) Equity Index Fund        4                 6                  7                 9            14
 Deutsche VIT Small Cap Index Fund                               3                  4                 6             4
 Federated Prime Money Fund II                25                15                  8
 Fidelity VIP Equity Income                                                         5                 6            10
 Fidelity VIP II Index 500                     5                10                 10                11             9
 MFS Capital Opportunities Series              6                 6                 12                15            16
 MFS Global Governments Series                 5                 5                  5
 MFS High Income Series                        5                 3                  3
 MS Emerging Markets Equity                                                         2                 3             7
 MS Fixed Income                               5                 3
 Pioneer Equity-Income VCT                     5                12                  5                 4
 Pioneer Real Estate Growth VCT                                                     4                 5             6
 Scudder VLIF International                                                                                        14

 T. Rowe Price International Stock                               5                  8                12
 T. Rowe Price Limited-Term Bond              40                32                 22                19             2
 T. Rowe Price New America Growth                                                   5                 7            12
----------------------------------------------------------------------------------------------------------------------------------
                   * We retain the right to change model allocations or to substitute portfolio options therein in future prospectuses.  Amounts you allocate to a model portfolio will be invested pursuant to the then current portfolio allocations for that model.
-----------------------------------------------------------------------------------------------------------------------------------

     We use Ibbotson Associates, Inc. to develop the asset allocation model allocations. They are an investment consulting firm specializing in applying investment theories and empirical findings (such as historical return data collected on the investment portfolios) to quantify the benefits of diversification for particular investment profiles.

[_]  REBALANCING PROGRAM

     The rebalancing program allows you to rebalance part or all of your Accumulation Value among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual, or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of the STEP program period. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

  Rebalancing Program Rules:

 .    The rebalancing program is free.
 .    You must request the rebalancing program and give us your rebalancing instructions by Written Notice or by an authorized telephone transaction. Changed instructions or a request to end this program must also be by Written Notice.
 .    You must have at least $10,000 of Policy Accumulation Value (other than amounts in a Loan Account) to begin the rebalancing program.
 .    You may have rebalancing occur quarterly, semi-annually or annually.
 .    Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
 .    If you elect the asset allocation program, your value in the Subaccounts will automatically be rebalanced to the model you choose on an annual basis, unless you elect semi-annual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.

The rebalancing program does not protect against a loss and may not achieve your goal.

___________________________
IMPORTANT POLICY PROVISIONS

     The Ultra Variable Life Policy is a flexible premium variable universal life insurance policy. The Policy provides a death benefit and, as a variable insurance policy, allows you to invest your Accumulation Value in variable or fixed investment options where any gain accumulates on a tax-deferred basis. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid as a death benefit, or until it lapses because premiums paid and its Accumulation Value are insufficient to keep the Policy in force and the No-Lapse Period is not in effect (which can occur because insufficient premiums have been paid), or if a Policy loan exists, the Cash Surrender Value is equal to or less than the amount of the loan.


[_]  POLICY APPLICATION AND ISSUANCE

     To purchase a Policy, you must submit an application and provide evidence of the proposed insured's insurability. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject any application or premium for any reason. If your application is in good order upon receipt, we will credit your initial premium on the date the Policy is issued. All premiums are allocated to the Federated Prime Money Fund II portfolio until the end of the "right to return period," and only then to your selected investment allocations. If a Policy is not issued, all premiums received will be returned. If all requirements for a valid policy are satisfied, including payment of required premiums, the Policy will be effective as of the issue date.

--------------------------------------------------------------------------------
Replacing an existing life insurance policy is not always your best choice. Evaluate any replacement carefully

--------------------------------------------------------------------------------

Application in Good Order

     All application questions must be answered, but particularly note these requirements:
     - Your full name, Social Security number, and date of birth must be included.
     - The Beneficiary's full name, Social Security number, and other information must be included.
     - Your premium allocations must be completed, be in whole percentages, and total 100%.
     - Planned first year payment must meet minimum initial premium requirements.
     -    Your signature and your agent's signature must be on the application.
     -    City, state, and date application was signed must be completed.
     - You must provide all information required for us to underwrite your application (including health and medical information about the insured, and other information we deem relevant).
     -    Your agent must be both properly licensed and appointed with us.

Premium Payments

     Your premium checks should be made payable to "Companion Life Insurance Company." We may postpone crediting to your Policy any payment made by check until your bank has honored the check. We may also postpone crediting any purchase payment until your allocation instructions are in good order. Payment by certified check, banker's draft, or cashier's check will be promptly applied. You may change your premium allocation instructions by sending us Written Notice or through an authorized telephone transaction. The change will be effective on the date we receive your Written Notice or authorization. The change will apply to any additional premiums received on or after the date we receive your Written Notice or authorization. We reserve the right to change the following premium payment requirements.

     Initial Premium Payment:
     -----------------------

     - Must be enough to purchase $100,000 of insurance coverage, or a greater specified amount.
     - The net premium is invested in the Federated Prime Money Fund II until the end of the "right to return" period.

     Additional Premium Payments:
     ---------------------------

     - Additional premiums can only be made until the insured's age 100 (except as may be required in a grace period).
     - If a premium increases the specified amount of coverage, it is subject to the insured's continued insurability and our underwriting requirements, which may include evidence of continued insurability.
     - Must be at least enough to maintain the specified amount of coverage you purchased.

     - Planned premiums may be paid annually, semiannually, or at other intervals we offer. Beginning with the second Policy Year, you may change the planned premium once each year, subject to our approval. The planned premium is flexible. Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, payment of the planned premiums does not
                                       ----------------------------------------
          guarantee that your Policy will remain in force. Your Policy can lapse
          ----------------------------------------------------------------------
          even if you pay all planned premiums on time. However, there may be a
          --------------------------------------------
          "no lapse" guarantee, described below.

     - If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment, otherwise it will be treated as a premium and added to the Accumulation Value.
     - Additional premiums are applied pursuant to your current investment allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction at the time you make an additional premium payment.
     - We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the Internal Revenue Code.


[_]  ACCUMULATION VALUE

     On your Policy's date of issue the Accumulation Value equals the initial net premium less the Monthly Deduction for the first month. The net premium is the premium less the premium charge for taxes (3.75%) and premium processing expenses ($2.00). On the date of each Monthly Deduction after the date of issue, the Accumulation Value equals:

--------------------------------------------------------------------------------
As explained in the EXPENSES section below, once each month certain charges are deducted from your Accumulation Value. These charges are called the "Monthly Deduction."

--------------------------------------------------------------------------------

     (a) the total of the values in each Subaccount; plus
     (b)  the accumulation value of the fixed account; plus
     (c)  the accumulation value of the systematic transfer account; plus
     (d)  the accumulation value of any Loan Account; less
     (e)  the Monthly Deduction for the current month.

     On any date other than the date of a Monthly Deduction the Accumulation Value equals:

     (a) the total of the values in each Subaccount on the date of calculation; plus
     (b) the accumulation value of the Loan Account on the date of calculation; plus
     (c) the accumulation value of the systematic transfer account on the date of calculation; plus
     (d) the accumulation value of the fixed account on the date of calculation.

     The value for each Subaccount equals:

     (a) the current number of accumulation units for that Subaccount; multiplied by
     (b)  the current unit value.

     Each net premium, Monthly Deduction, transfer and partial withdrawal allocated to a Subaccount is converted into accumulation units. This is done by dividing the dollar amount by the accumulation unit value for the applicable Subaccount for the Valuation Period during which it is allocated to or cancelled from the Subaccount. The initial accumulation unit value for each Subaccount was set when the Subaccount was established. The accumulation unit value may increase or decrease from one Valuation Date to the next.

     The accumulation unit value for a Subaccount on any Valuation Date is calculated as follows:

     (a) the net asset value per share of the applicable investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; divided by
     (b) the total number of accumulation units held in the Subaccount on the Valuation Date, before the purchase or redemption of any shares on that date.

     The accumulation value of the fixed account on the date of each Monthly Deduction, before deducting the Monthly Deduction, equals:

     (a)  the accumulation value as of the date of the last Monthly Deduction;
          plus
     (b) any net premiums credited since the date of the last Monthly Deduction; plus
     (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction; plus
     (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction; less
     (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction; less
     (e) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction; less
     (f) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction; plus
     (g)  interest credited to the fixed account.

     The accumulation value of the fixed account on any date other than a Monthly Deduction date equals:

     (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; plus
     (b) any net premiums credited since the date of the last Monthly Deduction, accumulated with interest from the date received to the date of calculation; plus
     (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; plus
     (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
     (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
     (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
     (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation.

     The accumulation value of the systematic transfer account on the date of each Monthly Deduction before deducting the Monthly Deduction equals:

     (a)  the accumulation value as of the last Monthly Deduction date; less
     (b) any transfers from the systematic transfer account to the Subaccounts since the date of the last Monthly Deduction; less
     (c) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction; less
     (d) any transfers from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction; plus
     (e)  interest credited to the systematic transfer account.

  The accumulation value of the systematic transfer account on any valuation date other than the date of a Monthly Deduction equals:

     (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; less
     (b) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation; less
     (c) any transfer from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation.

     The Cash Surrender Value is the Accumulation Value as of the date of surrender, less any outstanding Policy loans and unpaid loan interest and less any applicable surrender charge.


[_]  LAPSE AND GRACE PERIOD

Lapse

     Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, your Policy can lapse, even if you pay all planned premiums on time.

     No Policy Loan exists: The Policy will lapse if, on the date of a Monthly
     ---------------------
Deduction, the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment.

     A Policy Loan exists: The Policy will lapse on the date of a Monthly
     --------------------
Deduction when the Cash Surrender Value is not enough to cover the Monthly Deduction and any loan interest due, and a grace period expires without a sufficient premium payment.

--------------------------------------------------------------------------------
         A lapse of the Policy may result in adverse tax consequences.
--------------------------------------------------------------------------------

No-Lapse Period

     If the minimum monthly premium is paid, the No-Lapse Period of the Policy is the lesser of five years or to age 65. The minimum monthly premium shall equal (a) the minimum monthly premium for the base plan, plus (b) the minimum monthly premium(s) for any rider(s). The minimum monthly premium for the base plan and for any additional insured term rider is/are computed as set forth in the rider data pages of the Policy.

     If the target monthly premium is paid, the No-Lapse Period of the policy is the lesser of 10 years or to age 65. The target monthly premium is equal to (a) the target monthly premium for the base plan, plus (b) the target monthly premium(s) for any rider(s). The target monthly premium for the base plan and for any additional insured term rider is/are computed as set forth in the rider data pages of the Policy.

     All premiums reflect the Insured's age, sex, risk class and rate class.

     The Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction, if you meet the minimum monthly premium or the target monthly premium requirements and the
                                                                   ---
following rules:

     -    The Policy has never been reinstated;
     - There is no additional insured term insurance rider covering the insured attached to the Policy;

     If you fail to meet the minimum or target monthly premium for the selected No-Lapse Period on the date of any Monthly Deduction, you may still qualify for the minimum No-Lapse Period by paying the difference between:

     (a) the sum of the premiums paid since the Policy's date of issue less any partial withdrawals, accumulated at 4% interest, less any outstanding loans; and
     (b)  the sum of the minimum monthly premiums accumulated at 4% interest.

     This amount must be received within 90 days of the date of the Monthly Deduction on which the monthly premium requirement was not met. If payment is not received within that 90-day period, payment of all subsequent monthly premiums will not guarantee that the Policy will continue to the end of the No-Lapse Period.

Grace Period

     Although the Policy can lapse, we allow you a 61-day grace period to make a premium payment sufficient to cover the Monthly Deduction and any loan interest due.

     - We will mail notice to you of the insufficiency within 30 days of the start of the grace period.
     - If the necessary additional premium payment is not received, the Policy terminates as of the first day of the grace period.
     - Payment received during a grace period is applied as additional premium to keep the Policy in force, unless otherwise specified.
     - Insurance coverage continues during the grace period, but the Policy is deemed to have no Accumulation Value for purposes of Policy loans, surrender and withdrawals.
     - If the insured dies during the grace period, the death benefit proceeds payable equal the amount of death benefit in effect immediately prior to the date the grace period began less any due and unpaid Monthly Deduction and unpaid loan interest.

[_]  CONTINUATION OF INSURANCE

     If no additional premiums are paid, this Policy will continue as follows:

     (a) if there are no outstanding Policy loans, until the Accumulation Value is not enough to pay the Monthly Deduction, subject to the No-Lapse Period provision, if applicable, and the grace period provision;
     (b) if there are any outstanding Policy loans, until the Cash Surrender Value is not enough to pay the Monthly Deduction and any unpaid loan interest, subject to the No-Lapse Period provision, if applicable, and the grace period provision; or
     (c)  until the maturity date,

     whichever occurs first.

     We will pay you any remaining Accumulation Value less any outstanding Policy loan and unpaid loan interest at maturity if the Insured is then living.

[_]  PAID-UP LIFE INSURANCE

     Within 60 days after each Policy Anniversary you have the option to transfer the Accumulation Value in the Variable Account to the fixed account and apply the Cash Surrender Value to purchase a fixed paid-up life insurance benefit. The amount of paid-up life insurance will be the amount provided by applying the Cash Surrender Value as a net single premium based on the Commissioners 1980 Standard Ordinary Mortality Table, Smoker or Nonsmoker and Male or Female as applicable to the Insured, age last birthday, with interest at 4%.

[_]  PAID-UP LIFE INSURANCE (where a Policy loan exists)

     You can use this rider provision, under certain circumstances, to keep the Policy from lapsing when you have a large Policy loan (or loans) outstanding. If you are age 75 or older and have had your Policy for 15 years, you can exercise the right to have a Policy rider issued that provides that your Policy will never lapse and will provide paid-up life insurance, even if the Policy would otherwise soon lapse. We will deduct 3% of the Accumulation Value on the date you exercise this rider. Additional requirements on the date you exercise this rider are:

     - The Policy loan balance cannot exceed 96% of the Accumulation Value. Any loan exceeding this amount must be repaid.
     - The Policy loan balance must exceed the specified amount of insurance coverage.
     - Policy loans taken in the last 36 months must be less than 30% of the entire amount of Policy loans outstanding.
     - Any additional insured term riders attached to your Policy must be removed.
     - After the rider is in effect, we will not accept any additional premium, nor will we allow any changes in the specified amount of insurance coverage or death benefit option.
     - After exercise of this rider, all amounts not allocated to the Loan Account must be allocated to the fixed account.

     The amount of paid-up life insurance provided by this provision equals the
         --------------------------------
Accumulation Value on the date you elect this guarantee, less the 3% deduction,
with the resulting difference multiplied by 105%.   On that date this amount
will become the specified amount of insurance coverage under the Policy. The death benefit under the Policy will be the greatest of:

     (a) the current specified amount of insurance coverage on the date of death; or
     (b) the Policy's Accumulation Value on the date of death, plus the corridor amount described in the Policy for the Insured's attained age; or
     (c) the Policy's loan balance on the date of death, plus the corridor amount for the Insured's attained age.

The death benefit payable will be reduced by any loan balance. The corridor percentage will not be less than 1%.

     We believe this provision, when exercised, will prevent the Policy from lapsing. The Internal Revenue Service's position on this point is unclear, and we do not warrant any tax effect. You should consult your tax adviser before exercising this rider provision.


[_]  MISSTATEMENT OF AGE OR SEX

     If the insured's age or sex is misstated, all Policy payments and benefits will be those that the premiums paid would have purchased at the correct age and sex.


[_]  SUICIDE

     We will not pay the death benefit if the insured's death results from suicide within two years from the date of issue. Instead, we will pay the sum of the premiums paid since issue less any loans and unpaid loan interest and less any partial withdrawals.

     We will not pay that portion of the death benefit resulting from an increase in the specified amount of coverage if the insured's death results from suicide within two years from the effective date of the increase. Instead, we will pay the sum of the premiums paid for the increase.

     If the Policy was converted from another life insurance coverage, then the exclusion period for suicide will be measured from the date of issue of the original coverage.

[_]  INCONTESTABILITY

     We will not contest the validity of the Policy after it has been in force during the lifetime of the insured for two years from the date of issue or for two years from the date of reinstatement.

     We will not contest the validity of an increase in the specified amount of coverage after the Policy has been in force during the lifetime of the insured
for two years from the effective date of the increase.   Any contest of an
increase in the specified amount of coverage will be based on the application for that increase.

     If the Policy was issued as a conversion from another life insurance coverage, then the contestable period for the amount of insurance converted without evidence of insurability will be measured from the date of issue of the original coverage.

[_]  TELEPHONE TRANSACTIONS

     Telephone Transactions Permitted:                           Telephone Transaction Rules:
 .    Transfers.                                             .    Only you may elect.  Do so by prior Written Notice authorization to
 .    Partial withdrawals or loans of $10,000 or less             us.
     by you.                                                .    Must be received by close of the New York Stock Exchange ("NYSE")
 .    Change of premium allocations.                              (usually 3 p.m. Central Time); if later, the transaction will be processed the next day the NYSE is open.
                                                            .    Will be recorded for your protection.
                                                            .    For security, you must provide your Social Security number and/or other identification information.
                                                            .    May be discontinued at any time as to some or all Owners.

     We are not liable for following authorized telephone transaction instructions we reasonably believe to be genuine. Any Owner individually can make telephone transactions, even if there are joint Owners.

[_]  REINSTATEMENT

     If the Policy lapses because a grace period ended without a sufficient payment being made and the Policy has not been surrendered for cash, you may reinstate it within five years of the date of lapse and prior to the maturity date. To reinstate, we must receive:

     -    written application signed by you and the insured;
     -    evidence of the insured's insurability satisfactory to us;
     -    enough payment to continue this Policy in force for three months; and
     - repayment or reinstatement of any outstanding Policy loan, together with unpaid loan interest from the date of lapse.

     On a reinstated Policy, there will be a re-establishment of surrender charges, if any, measured from the original date of issue.

     The effective date of reinstatement will be the date we approve the application for reinstatement.

     The specified amount of insurance coverage of the reinstated Policy may not exceed the specified amount of insurance coverage at the time of lapse. The Accumulation Value on the effective date of reinstatement will equal the amount of reinstatement premium plus any applicable surrender charge measured from the original date of issue to the date of reinstatement, and less the Monthly Deduction for the current Policy Month.

     Any prior no-lapse period is no longer in effect after the Policy has been reinstated.


[_]  MATURITY DATE

     The Policy's maturity date is the Policy Anniversary next following the insured's 100th birthday. On the maturity date, we will pay you the Policy's Accumulation Value, less any loan and unpaid loan interest, if (a) the insured is then living; and (b) this Policy is in force. The Policy may terminate prior to the maturity date as described above under the Lapse and Grace Period provision. If the Policy does continue in force to the maturity date, it is possible there will be little or no Cash Surrender Value at that time.

[_]  DELAY OF PAYMENTS

     We will usually pay any amounts from the Variable Account requested as a Policy loan, partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

     We may defer payment of Policy loans, partial withdrawals or a cash surrender from the fixed account for up to six months from the date we receive your Written Notice.

     We reserve the right to delay payments of partial withdrawals or a cash surrender from the Subaccounts and the fixed account until all of your premium payments have been honored by your bank.


[_]  MINOR OWNER OR BENEFICIARY

     A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary share to a minor's trustee or guardian. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

EXPENSES

     The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. These charges and fees will reduce the value of your Policy and the return on your investment.

     Each Series Fund also deducts expenses from each investment portfolio; those expenses are described in each Series Fund prospectus.


[_]  DEDUCTIONS FROM PREMIUM

Tax Charge - 3.75% of each premium payment

     We incur a federal income tax liability under Internal Revenue Code Section 848 (a deferred acquisition cost tax) upon Policy premium collected. We may also incur state and local taxes relating to the Policy. We deduct 3.75% of each Policy premium payment we receive to cover these expenses. Please note that the actual federal and state taxes that we will pay on a particular Policy may be more or less than the amount we collect.

Premium Processing Charge - $2 per payment

     We deduct $2 from each Policy premium payment we receive to cover our premium processing expenses.


[_]  MONTHLY DEDUCTION

     We deduct a Monthly Deduction from the Policy's Accumulation Value on each monthly anniversary of the date of issue (the "Monthly Deduction Date"), consisting of: (1) the cost of insurance charge; (2) the cost of riders charge;
(3) the risk charge; and (4) the administrative charge.

     Charges based on the Accumulation Value are calculated before the Monthly Deduction is deducted, but reflecting charges deducted from Subaccount assets. The Monthly Deduction is deducted pro rata from the Accumulation Value in the Subaccounts and the fixed account. The Monthly Deduction results in cancellation of accumulation units in the Subaccounts and the fixed account.

Cost of Insurance Charge

     The cost of insurance charge is for providing insurance protection under the Policy. The amount of the current charge is based on the issue age, sex, risk and rate class of the insured, the current specified amount of insurance coverage, and the length of time the Policy has been in force. We may use current cost of insurance charges less than those shown in the Policy, and reserve the right to change the current cost of insurance charges. Changes will be by class and based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge.

     The cost of insurance each month equals:

          -    The Net Amount at Risk for the month; multiplied by
          - The cost of insurance charge per $1,000 of specified amount of insurance coverage (which is set forth in the Policy) multiplied by the amount of insurance coverage; divided by
          -    $1,000.

     The Net Amount at Risk in any month equals:

          -    The death benefit; less
          - The Accumulation Value after deducting the rider charge, if any, the mortality and expense risk charge and the administrative charge for the current month.

Risk Charge

     The risk charge is for the mortality risks we assume -- that insureds may live for shorter periods of time than we estimate, or the Accumulation Value is not enough to keep the Policy in force during the No-Lapse Period - and for expenses we incur to administer the Policy. In Policy Years 1 through 10, this risk charge is equivalent to an annual charge of 0.70% of the Accumulation Value. In Policy Years 11 and later, this risk charge is equivalent to an annual charge of 0.55% of the Accumulation Value up to $25,000, and is .15% of the Accumulation Value in excess of $25,000. The risk charge after Policy Year 10 will never exceed a maximum charge of 0.55% of the Accumulation Value. The charge is deducted as 0.05833% of the Accumulation Value, deducted on the date the Monthly Deduction is assessed, for the first 10 Policy Years. For Policy Years after Year 10, the charge deducted on the date the Monthly Deduction is assessed is 0.04583% of the Accumulation Value for Accumulation Value up to and including $25,000, and 0.0125% of the Accumulation Value for Accumulation Value in excess of $25,000 (which can be increased to a maximum of 0.04583%). If this charge exceeds our actual costs to cover death benefits and expenses, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

Administrative Charge - $7

     The administrative charge partially compensates us for our costs in issuing and administering the Policy and operating the Variable Account.

Cost of Riders

     The following Policy riders are available for the cost detailed below.

     Additional Insured Rider. This rider provides term insurance for the primary insured at a cost equal to the amount of insurance coverage provided by the rider (not to exceed two times the base Policy's specified amount of insurance coverage), multiplied by the rider's cost of insurance charge for each $1,000 of benefit amount, divided by 1,000. This charge is based on the primary insured's issue age, sex and rate class. The charge for this rider increases on an annual basis.

     Accidental Death Benefit Rider. This rider provides additional coverage in the event of an accidental death, at a cost which is a fixed rate determined by the insured's attained age and sex per each $1,000 of rider coverage elected, multiplied by the rider benefit amount, divided by $1,000. The rider benefit amount cannot exceed one-half of the base Policy's specified amount of insurance coverage.

     Disability Rider. This rider provides a benefit in the event of disability of the Owner, at a cost which is a fixed rate determined by the insured's attained age and sex per each $1.00 of rider monthly deduction elected, multiplied by the amount of the monthly deduction.

     Paid-Up Life Insurance Rider. This rider guarantees to keep your Policy in force as paid-up life insurance if there is a Policy loan and certain conditions are met. Its cost is 3% of your Accumulation Value on the date you exercise the rider benefit. (This rider is described in the IMPORTANT POLICY PROVISIONS section, above.)


[_]  TRANSFER CHARGE - $10 (first 12 are free)

     A transfer fee of $10 may be imposed for any transfer in excess of 12 per Policy Year. The transfer fee is deducted from the amount transferred on the date of the transfer. Transfers from the systematic transfer account are free and do not count toward the 12 free transfers. Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the transfer charge rules. See the sections of this Prospectus describing those programs for the rules of each program.


[_] SURRENDER CHARGE (also applies to decreases in specified amount of insurance coverage)

     Upon a total surrender or partial withdrawal from your Policy, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. If the Policy's current specified amount of insurance coverage is decreased, we may deduct a surrender charge from the Accumulation Value based on the amount of the decrease. The surrender charge varies by issue age, sex, risk and rate class, the length of time your Policy has been in force and the specified amount of coverage. For example, for a male age 35 at issue, in the nontobacco risk class and the preferred rate class, the surrender charge is $13.00 for each $1,000.00 of specified amount in the first five years, declining to $1.00 per $1,000.00 in the 12th year and zero thereafter. Generally, the surrender charge is higher the older you are when the Policy is issued, subject to state nonforfeiture requirements (which generally limits surrender charges at higher ages). The highest aggregate surrender charge is $50 for each $1,000 of specified amount of insurance coverage in the first year, declining to $10 per $1,000 in the ninth year and zero thereafter. The length of the surrender charge period varies depending upon the Policy Owner's issue age: the period is 12 years through age 52, 11 years at age 53, 10 years at age 54, and 9 years at age 55 and thereafter.

     The surrender charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the risk charge and the administrative charge (each described above).


[_]  SERIES FUND CHARGES

     Each Series Fund investment portfolio is responsible for its own expenses. The net asset value per share for each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each Series Fund's prospectus which accompany this Prospectus. A table of portfolio annual expenses is included in the INTRODUCTION AND SUMMARY section of this Prospectus.

____________________________
POLICY DISTRIBUTIONS

  The principle purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender it for its Cash Surrender Value. Taxes, tax penalties and surrender charges may apply to amounts taken out of your Policy. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. You may wish to consult your tax adviser before requesting a Policy loan.

[_] POLICY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                    Amount You Can Borrow                                         Loan Interest Rate
-----------------------------------------------------------------------------------------------------------------------------------
 Standard Policy Loan.  After the first Policy Year, you may           Standard Policy Loan.  Net annual loan interest rate of 2%:
 --------------------                                                  --------------------
 borrow up to 100% of the Cash Surrender Value, less loan              we charge an interest rate in advance with a 6% effective
 interest to the end of the Policy Year, and less a Monthly            annual yield, but we also credit an interest rate with an
 Deduction that is sufficient to continue the Policy in force          effective annual yield of 4% to any amounts in the Loan
 for at least one month.                                               Account.
----------------------------------------------------------------------------------------------------------------------------------

 Preferred Policy Loan. Available beginning in the 10/th/ Policy       Preferred Policy Loan.  Net annual loan interest rate of
 ---------------------                                                 ---------------------
 Year.  Any loan outstanding at the beginning of the 10/th/            0%:  we charge an interest rate in advance with a 6%
 Policy Year will become a preferred Policy loan from that             effective annual yield, but we also credit an interest rate
 point forward.                                                        with an effective annual yield of 6% to any amounts in the
                                                                       Loan Account.
----------------------------------------------------------------------------------------------------------------------------------
We believe a preferred Policy loan will not affect tax treatment of the Policy, but tax law is unclear on this point and we do not warrant its tax effect.
                          You may wish to consult your tax adviser before taking a preferred Policy loan.
----------------------------------------------------------------------------------------------------------------------------------

Loan Rules:

 . The Policy must be assigned to us     . All or part of a loan may be repaid at
  as sole security for the loan.          any time while the Policy is in
                                          force.  We will deduct the amount of
 . We will transfer all loan amounts       a loan repayment from the Loan
  from the Subaccounts and the fixed      Account and allocate that amount
  account to a Loan Account. The          among the Subaccounts and the fixed
  amounts will be transferred on a pro    account in the same percentages as
  rata basis.  Transfers from the         the Accumulation Value is allocated
  Subaccounts will result in              on the date of repayment.  We will
  cancellation of accumulation units.     treat any amounts you pay us as a
                                          premium unless you specify that it is
 . Loan interest is due on each            a loan repayment.
  Policy Anniversary. If the interest
  is not paid when due, we will         . The death benefit will be reduced
  transfer an amount equal to the         by the amount of any loan outstanding
  unpaid loan interest from the           and unpaid loan interest on the date
  Subaccounts and the fixed account to    of the insured's death.
  the Loan Account on a pro rata basis.
                                        . We may defer making a loan for six
                                          months unless the loan is to pay
                                          premiums to us.


[_] SURRENDER

  While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end.

Surrender Rules:

 .  The Policy must be returned to us to receive the Cash Surrender Value.
 .  The maximum applicable Surrender Charge is described in your Policy and the
   Expenses section of this Prospectus.
 .  Surrenders are taxable, and a 10% federal tax penalty may apply prior to age
   59  1/2.
 . We may defer payment from the fixed account or the systematic transfer account for up to six months.

--------------------------------------------------------------------------------
For amounts allocated to the fixed account and the systematic transfer account, the Cash Surrender Value is equal to or greater than the minimum Cash Surrender Values required by New York law. The value is based on the Commissioners 1980 Standard Ordinary Mortality Table, the insured's age at last birthday, with interest which yields 4% on an annual basis.
--------------------------------------------------------------------------------

[_]  PARTIAL WITHDRAWALS

     After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any surrender charge will be deducted from the Accumulation Value on the date we receive your request (either by Written Notice or, for amounts of $10,000 or less, by an authorized telephone transaction). Amounts withdrawn may be subject to a surrender charge (as defined in the Policy and the EXPENSES section of this Prospectus).

     If Death Benefit Option 1 (described below) is in effect, then the current specified amount of insurance coverage will be reduced by the amount of any partial withdrawal and the Accumulation Value will be reduced by the amount of the withdrawal and the surrender charge applicable to the decrease in the current specified amount of insurance coverage. We will send you an amendment showing the current specified amount of insurance coverage after the withdrawal.

     If Death Benefit Option 2 (described below) is in effect, the Accumulation Value will be reduced by the amount of the partial withdrawal (but the specified amount will not change).

Partial Withdrawal Rules:

 .  Partial withdrawals are made            .  Withdrawals from the systematic
   first from premiums paid and then          transfer account will not affect
   from earnings, beginning with the          the minimum monthly transfer
   most recent premium payment.               amount from that account, so
                                              they will cause the total amount
 .  The minimum partial withdrawal             to be transferred to be
   amount is $250; the maximum is             completed in less time than
   an amount such that the                    originally anticipated.
   remaining Cash Surrender Value
   is not less than $500 and the           .  We reserve the right to defer
   specified amount of insurance              withdrawals from the fixed
   coverage is at least $100,000 in           account and the systematic
   Policy Years 1-5, and at least             transfer account for up to six
   $50,000 thereafter.                        months from the date we receive
                                              your request.
 .  Partial withdrawals result in
   cancellation of accumulation            .  Partial withdrawals may change
   units from each applicable                 the minimum and target monthly
   Subaccount. Unless you instruct            premium requirements applicable
   us otherwise, we will deduct               to the No-Lapse Period
   withdrawal amounts from the                provision.
   Subaccounts, the fixed account
   and the systematic transfer             .  Partial withdrawals may be
   account on a pro rata basis. No            taxable and subject to a 10%
   more than a pro rata amount may            federal tax penalty.
   be withdrawn from the fixed
   account and the systematic
   transfer account.


[_]  DEATH BENEFIT

     We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to a payment option (including a lump-sum payment) selected by the Beneficiary to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. (See the PAYMENT OF PROCEEDS section below.) If neither you nor the Beneficiary makes a payment option election within 60 days of our receipt of documentation of the insured's death, we will issue a lump-sum payment to the Beneficiary.

Death Benefit Options

     You have a choice of one of two death benefit options. (Option 1 is in effect unless you elect option 2.)

Death Benefit Option 1:                    Death Benefit Option 2:
-----------------------                    -----------------------

The death benefit is the greater of:       The death benefit is the Policy's
   (a)  the specified amount of            Accumulation Value on the date of
        insurance coverage on the date of  death plus the greater of:
        death; or                             (a)  the specified amount of
   (b)  the Policy's Accumulation Value            insurance coverage on the
        on the date of death plus the              date of death; or
        corridor amount.                      (b)  the corridor amount.

The death benefit amount can be level      The death benefit amount will always
at the specified amount of insurance       vary as the Accumulation Value goes
coverage.                                  up or down each day.

  The corridor amount equals the Accumulation Value on the insured's date of death multiplied by the corridor percentage from the table shown below for the insured's attained age.

      Attained    Corridor    Attained   Corridor    Attained   Corridor
        Age      Percentage     Age     Percentage     Age     Percentage
   -----------------------------------------------------------------------
       0-40       150%          54        57%          68        17%
        41        143%          55        50%          69        16%
        42        136%          56        46%          70        15%
        43        129%          57        42%          71        13%
        44        122%          58        38%          72        11%
        45        115%          59        34%          73         9%
        46        109%          60        30%          74         7%
        47        103%          61        28%        75-90        5%
        48         97%          62        26%          91         4%
        49         91%          63        24%          92         3%
        50         85%          64        22%          93         2%
        51         78%          65        20%          94         1%
        52         71%          66        19%          95+        0%
        53         64%          67        18%

     After the first Policy Year, you may change the death benefit option once each year. Changes in the death benefit option may change the specified amount of insurance coverage, because we will change the current specified amount to maintain the level of death benefit in effect before the death benefit option change. Any resulting decrease in the specified amount is subject to a surrender charge.

Rules for Changing the Death Benefit Option:

 .    A change in death benefit option takes effect on the date the Monthly
     Deduction is assessed after we receive your Written Notice to change.
 .    After each change in death benefit option, we will send you an amendment to the Policy showing the option in effect and the current specified amount of coverage.
 .    A change in the current specified amount of coverage resulting from a death benefit option change will change the minimum monthly and target monthly premium requirements applicable to the No-Lapse Period provision.

Change in Specified Amount of Insurance Coverage

     After the first Policy Year, you may change the current specified amount of insurance coverage once each year. Any change will take effect on the date the Monthly Deduction is assessed following the date we approve the change. We will send you an amendment to the Policy showing the current specified amount of coverage after the change.

Rules for Changing Specified Amount:

 .    An increase in the specified amount of coverage requires a new application and evidence of insurability satisfactory to us.
 .    No increases after attaining age 90.
 .    A decrease in the specified amount is subject to a surrender charge on the amount of the decrease.
 .    A decrease is only allowed to the extent the specified amount of coverage remains at least $100,000 during Policy Years 1-5; $50,000 thereafter.
 .    A change in the current specified amount of coverage will change the minimum monthly and target monthly premium requirements applicable to the No-Lapse Period provision.


[_]  PAYMENT OF PROCEEDS

You may elect to have proceeds paid as annuity payments under any combination of the fixed and variable payout options shown in the Policy. If another option is not chosen within 60 days of the date we receive satisfactory proof of death, we will make payment in a lump sum.

Rules for Payment of Proceeds:

 .    Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
 .    Any option chosen will be effective when we acknowledge it.
 .    We may require proof of your age or survival or the age or survival of the payee.
 .    We reserve the right to pay the proceeds in one sum when the amount is less than $2,000, or when the option of payment chosen would result in periodic payments of less than $20.
 .    When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed option.

     Fixed Proceeds Payments: Fixed payments are available under all six payout
     -----------------------
options described below. The proceeds will be transferred to our general account, and the payments will be fixed in amount by the provisions selected and the age and sex of the payee. The interest rate used in the payout options is guaranteed to yield 3% on an annual basis. We may, at our sole discretion,
                                                    ----------------------
declare additional interest to be paid or credited annually for payout options 1, 2, 3, or 6. The guaranteed amounts are based on the 1983a mortality table, and an interest rate that is guaranteed to yield 3% annually. Current interest rates may be obtained from us.

     Variable Proceeds Payments: Only payout options 2, 4, and 6 are available
     --------------------------
for variable payments. The dollar amount of the first monthly payment will be determined by applying the proceeds allocated to variable Subaccounts to the variable payout options table shown in the Policy applicable to the payout option chosen. The tables are determined from the 1983a Mortality Table ALB. If more than one Subaccount has been selected, the accumulation value of each Subaccount is applied separately to the applicable table to determine the amount of the first payment attributable to that particular Subaccount.

     All variable payments other than the first will vary in amount according to the investment performance of the applicable Subaccounts. We guarantee that the dollar amount of each variable payment after the first will not be affected by actual expenses (except changes in fund management expenses) or changes in mortality experience. The amount of each subsequent payment equals the number of variable payment units for each Subaccount, multiplied by the value of a variable payment unit for that Subaccount 10 days prior to the date the variable payment is due. This amount may increase or decrease from month to month. The number of units for each Subaccount is determined by dividing the amount of the first payment attributable to that Subaccount by the value of a unit in that Subaccount when the first payment is determined.

     If the net investment return of a Subaccount for a payment period is equal to the pro-rated portion of the assumed investment rate, the variable payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of the assumed investment rate, the payment for that period will be less than the payment for the prior period. A charge equal on an annual basis to 1.20% of the daily net asset value of the Variable Account is deducted to compensate us for the administrative and other costs and risks associated with the variable payment options.

Transfers between Fixed and Variable Payout Options

     The payee may exchange the value of a designated number of variable payment units of a particular Subaccount into other variable payment units, the value of which would be such that the dollar amount of a payment made on the date of the exchange would be unaffected by the exchange.

--------------------------------------------------------------------------------
4 transfers are allowed each Policy Year that a payout option is in effect.
--------------------------------------------------------------------------------
     Transfers may be made between Subaccounts and from a Subaccount to the fixed account. No exchanges may be made from the fixed account to the variable Subaccounts. Transfers will be made using the variable payment unit values for the valuation period during which we receive any request.

Payout Options

     NOTE: Unless you elect a payout option with a guaranteed period or option 1, (described below) it is possible only one payment would be made under the payout option if the payee died before the due date of the second annuity payment, only two annuity payments would be made if the payee died before the due date of the third annuity payment, etc. If the continuation of variable payments being made under an option does not depend upon the payee's remaining alive, you may surrender your Policy and receive the commuted value of any unpaid payments. However, if your payment under an option depends upon the payee's continued life, you cannot surrender your Policy for cash. In this case, once option payments commence, payments will end upon the payee's death.

--------------------------------------------------------------------------------
The longer the guaranteed or projected proceeds payment option period, the lower the amount of each payment.
--------------------------------------------------------------------------------

1)   Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we
     ------------------------------------
     annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

2)   Income of a Specified Amount.  Proceeds are paid in monthly installments of
     ----------------------------
     a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

3)   Income for a Specified Period.  Periodic payments of proceeds are paid for
     -----------------------------
     the number of years chosen. If no other frequency is selected, payments will be made monthly. Monthly incomes for each $1,000 of proceeds which include interest, are illustrated by a table in the Policy.

4)   Lifetime Income.  Proceeds are paid as monthly income for as long as the
     ---------------
     payee lives. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 1983a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payout option is chosen, all variable proceeds payments, other than the first variable payment, will vary in amount according to the investment performance of the applicable variable investment options.

     Guarantees Available for the Lifetime Income Option:
     ----------------------------------------------------

     Guaranteed Period - An amount of monthly income is guaranteed for a
     -----------------
     specified number of years and thereafter as long as the payee lives.

     Guaranteed Amount - An amount of monthly income is guaranteed until the sum
     -----------------
     of payments equals the proceeds placed under the option and as long after that as the payee lives.

          If any lifetime income option with a guaranteed period provides installment payments of the same amount at some ages for different guaranteed periods, then we will provide payments for the longest guaranteed period that is available at that age and amount.

5)   Lump Sum.  Proceeds are paid in one sum.
     --------

6)   Other Options. We may be able to accommodate making proceeds payments under
     -------------
     other options, including joint and survivor periods. Contact us for more information.

-----------------------
FEDERAL TAX MATTERS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

[_]  LIFE INSURANCE QUALIFICATION

     The Internal Revenue Code of 1986, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about the application of those tests to the Policy.
--------------------------------------------------------------------------------
Tax laws affecting the Policy are complex. Tax results may vary among individual uses of a Policy. You are encouraged to seek independent tax advice in purchasing or making elections under the Policy.
-------------------------------------------------------------------------------
     Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

     . the death benefit should be fully excludable from the Beneficiary's gross income; and
     . you should not be considered in constructive receipt of the Cash Surrender Value, including any increases, unless and until it is distributed from the Policy.

     We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

     Modified Endowment Contracts.  The Code establishes a class of life
     ----------------------------
insurance contracts designated as modified endowment contracts. The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Accumulation Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.
--------------------------------------------------------------------------------
This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.
--------------------------------------------------------------------------------
     A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified
                                                              ---
endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

[_]  TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS

     Upon a surrender or lapse of the Policy or when benefits are paid at the Policy's maturity date, if the amount received plus any loan amount exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.
--------------------------------------------------------------------------------

"Investment in the Policy" means:
 .    the aggregate amount of any premium payments or other consideration paid for the Policy, minus
 .    the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
                                                                 ----
 .    the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the
     Owner's gross income.
--------------------------------------------------------------------------------
     Distributions from Policies Classified as Modified Endowment Contracts are
     --------------------------------------------------------------------------
subject to the following tax rules:

(1) All distributions, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (see box above) at such time.
(2) Loans from or secured by the Policy are treated as distributions and taxed accordingly.
(3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

     Distributions from Policies Not Classified as Modified Endowment Contracts
     --------------------------------------------------------------------------
are generally treated as first recovering the investment in the Policy and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first nine years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

     Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that preferred loans could be treated as distributions rather than loans.

     Neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax rule. If a Policy which is not a modified endowment contract becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the modified endowment contract rules discussed above.


[_]  OTHER POLICY OWNER TAX MATTERS

     Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a withdrawal, a surrender or lapse, a change in Ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.

     Interest Paid on Policy loans generally is not tax deductible.
     -----------------------------

     Aggregation of modified endowment contracts.  Pre-death distributions
     --------------------------------------------
(including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

     Federal and state estate, inheritance and other tax consequences of
     ----------------------------------------------------------------
ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstances.

     Diversification requirements.  Code Section 817(h) requires investments of
     -----------------------------
the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with the diversification requirements could subject you to immediate taxation on the incremental increases in Accumulation Value of the Policy plus the cost of insurance protection for the year. However, we believe the Policy, through the underlying investment portfolios, complies fully with such requirements.

  Owner control.  The Treasury Department stated that it anticipates the
  --------------
issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Variable Account may cause you, rather than us, to be treated as the Owner of the assets in the Variable Account. To date, no such regulations or guidance has been issued. If you are considered the Owner of the assets of the Variable Account, income and gains from the Variable Account would be included in your gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the Owners were not Owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Accumulation Values. These differences could result in you being treated as the Owner of a pro rata share of the assets of the Variable Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Variable Account.

  Tax-advantaged arrangements.  The Policy may be used in various arrangements,
  ----------------------------
including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

  Possible tax law changes.  There is always a possibility that the tax
  ------------------------
treatment of the Policy could change, by legislation or otherwise. You should consult a tax adviser with respect to possible tax law changes and their effect on your intended use of the Policy.

  No Guarantees Regarding Tax Treatment.  We cannot guaranty the tax treatment
  -------------------------------------
of the Policy or any transaction involving the Policy. You should consult with a tax adviser if you have tax questions about the Policy.

_______________________________________
MISCELLANEOUS

[_] OUR MANAGEMENT

    Directors*
    ----------
    Fred C. Boddy, Jr.    Vice President and Treasurer of our Company
    William G. Campbell   Attorney, Private Practice
    Samuel L. Foggie, Sr. Retired Banking and Finance Industry Executive
    Randall C. Horn       Executive Vice President of Mutual of Omaha Insurance
                          Company
    M. Jane Huerter       Corporate Secretary of Mutual of Omaha Insurance
                          Company
    Charles T. Locke,III  Attorney, Private Practice
    James J. O'Neill      Attorney, Private Practice
    Oscar S. Straus II    Chairman, The Daniel and Florence Guggenheim
                          Foundation
    John A. Sturgeon      President and COO, Mutual of Omaha Insurance Company
    John W. Weekly        Chairman of the Board, CEO of Mutual of Omaha
                          Insurance Company

    Senior Officers*
    ----------------
    John W. Weekly        Chairman
    Randall C. Horn       President
    M. Jane Huerter       Secretary
    Fred C. Boddy         Vice President, Treasurer & Assistant Secretary

    *Business address for all directors and officers is Companion Life Insurance Company, Mutual of Omaha Plaza, Omaha, Nebraska 68175.

[_] DISTRIBUTION OF THE POLICIES

    Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policy. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. MOIS contracts with one or more registered broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance. Commissions paid to Distributors may be up to 99% of target premium for the first Policy Year and up to 6% of target premium thereafter. Distributors may receive additional compensation for amounts received in excess of target premium. We may also pay other distribution expenses such as renewal fees and production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policies that are not described under the EXPENSES section of this Prospectus.


[_] SALES TO EMPLOYEES

    Certain distribution costs may be waived for sales to employees of Companion and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees to the extent of the distribution costs that are waived.


[_] VOTING RIGHTS

    As required by law, we will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds pursuant to instructions received from persons having voting interests in the Series Funds. The Series Funds may not hold routine annual shareholder meetings.

    As a Policy Owner, you may have a voting interest in the Series Fund portfolios you are invested in. The number of votes that you may instruct for a particular Subaccount is typically determined by your Accumulation Value in the Subaccount. You will receive proxy material, reports, and other materials relating to each Series Fund in which you have voting interests.

[_] DISTRIBUTION OF MATERIALS

    We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.


[_] STATE REGULATION

    We are subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policy has been approved by the Department of Insurance of the State of New York and insurance departments of other jurisdictions.

    We submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purpose of determining solvency and compliance with insurance laws and regulations.


[_] LEGAL PROCEEDINGS

    As of the date of this Prospectus, there are no legal proceedings affecting the Variable Account, or that are material in relation to our total assets.

[_] EXPERTS

    Our Financial Statements as of December 31, 2000 and 1999, and for the years ended December 31, 2000, 1999 and 1998, included in the Registration Statement which incorporates this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The financial statements of Companion Life Insurance Company should be considered only as bearing on the ability of Companion to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in Companion Life Separate Account B.


[_] REPORTS TO YOU

    We will send you a statement at least annually showing your Policy's death benefit, Accumulation Value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrenders and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.

     ----------------------------------------------------------------------
     DO YOU HAVE QUESTIONS?

     If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at: Companion, Variable Product Services, P.O. Box 3664, Omaha, Nebraska 68103-0664. Telephone 1-800-494-0067.
     -----------------------------------------------------------------------

___________________________________________________________
ILLUSTRATIONS

[_] DEATH BENEFITS, CASH SURRENDER VALUE AND ACCUMULATED PREMIUMS

    The tables in this Section illustrate how the Policy operates: how the death benefit, Cash Surrender Value, and Accumulation Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after-tax annual rates of 0%, 6%, and 12%. The tables are based on specified amount of life insurance coverage of $250,000 for a male age 45 and 55 and for a female age 45, each in a preferred nontobacco rate class, and for a male age 45 in a non-preferred nontobacco rate class. The tables reflect the risk charge (0.70% for the risk charge during Policy Years 1-10; 0.55% after Policy Year 10 for the Accumulation Value of $25,000 or less; 0.15% after Policy Year 10 for the Accumulation Value in excess of $25,000) deducted from Variable Account assets, the monthly $7 administrative charge, the $2 premium processing charge, the deduction of 3.75% of premium payments for state (where permitted) and federal taxes and the current cost of insurance charge. The tables also include Accumulation Values, Cash Surrender Values and death benefit amounts that reflect a 0.70% risk charge for Policy Years 1-10 (0.55% in Policy Years 11+), the maximum risk charge the company is contractually entitled to assess under the Policy, as well as a cost of insurance charge based upon the guaranteed cost of insurance charge. These tables may assist in comparison of death benefits, Cash Surrender Values and Accumulation Values with those under other variable life insurance policies that may be issued by us or other companies. These tables assume no riders are attached to the base policy illustrated.

    Death benefits, Cash Surrender Values, and Accumulation Values for a Policy would be different from the amounts shown if the actual gross rates of return differed from the 0%, 6% or 12% rates illustrated, if the initial premium was paid in another amount, if additional payments were made, or if any Policy loan or partial withdrawal was made during the period of time illustrated. They would also be different depending on the allocation of Accumulation Value among the Variable Account's Subaccounts, if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period.

    The amounts for the death benefit, Cash Surrender Value, and Accumulation Value shown in the tables reflect the fact that the maximum risk charge, administrative charge, and a charge for the cost of insurance are deducted from the Accumulation Value on each Monthly Deduction Date. The Cash Surrender Values shown in the tables reflect the fact that a surrender charge is deducted from the Accumulation Value upon surrender or lapse during the first 9-12 Policy Years, depending on issue age. The amounts shown in the tables also take into account an average daily charge equal to an annual charge 0.86% of the average daily net assets of the Series Funds for the investment advisory fees and operating expenses incurred by the Series Funds. The gross annual investment return rates of 0%, 6%, and 12% on the Fund's assets are equal to net annual investment return rates of -0.86%, 5.14%, 11.14%, respectively.

    The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account, since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Cash Surrender Values and Accumulation Values illustrated.

    The second column of each table shows the amount which would accumulate if an amount equal to the annual premium required to keep the Policy in force were invested to earn interest, after taxes, of 5% per year, compounded annually.

    Upon request, we will provide a comparable illustration based upon the proposed insured's actual age, sex and underwriting classification, the specified amount of insurance coverage, the proposed amount and frequency of premium payments and any available riders requested.

                       Companion Life Insurance Company
                   Flexible Premium Variable Life Insurance

                           Hypothetical Illustration
     Assuming Hypothetical Gross annual Investment Return of 0% (-0.86Net)

Male issue                  age 45                Preferred Nontobacco Class
Initial Specified Amount    $250,000
Annual Planned Premium      $  3,120

                                   Current Charges *                Guaranteed Charges **
                             -----------------------------     -----------------------------
                Premiums
 End of       Accumulated    Accumu-    Cash                   Accumu-     Cash
Contract     at 5% Interest  lation   Surrender     Death      lation    Surrender    Death
  Year          Per Year      Value     Value      Benefit      Value      Value     Benefit
    1             3,276       2,282          0     250,000      2,024          0     250,000
    2             6,716       4,487          0     250,000      3,955          0     250,000
    3            10,328       6,614        614     250,000      5,791          0     250,000
    4            14,120       8,658      2,658     250,000      7,526      1,526     250,000
    5            18,102      10,617      4,617     250,000      9,156      3,156     250,000
    6            22,283      12,494      7,244     250,000     10,671      5,421     250,000
    7            26,673      14,272      9,772     250,000     12,059      7,559     250,000
    8            31,283      15,944     12,194     250,000     13,307      9,557     250,000
    9            36,123      17,498     14,498     250,000     14,398     11,398     250,000
   10            41,205      18,927     16,677     250,000     15,319     13,069     250,000
   11            46,541      20,779     19,279     250,000     16,080     14,580     250,000
   12            52,145      22,542     21,792     250,000     16,642     15,892     250,000
   13            58,028      24,237     24,237     250,000     16,996     16,996     250,000
   14            64,205      25,844     25,844     250,000     17,120     17,120     250,000
   15            70,691      27,358     27,358     250,000     16,988     16,988     250,000
   16            77,502      28,761     28,761     250,000     16,569     16,569     250,000
   17            84,653      30,041     30,041     250,000     15,830     15,830     250,000
   18            92,162      31,156     31,156     250,000     14,720     14,720     250,000
   19           100,046      32,115     32,115     250,000     13,187     13,187     250,000
   20           108,324      32,903     32,903     250,000     11,174     11,174     250,000

   25           156,354      34,219     34,219     250,000          0          0           0
   35           295,889      14,213     14,213     250,000          0          0           0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient cash surrender value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                       Companion Life Insurance Company
                   Flexible Premium Variable Life Insurance

                           Hypothetical Illustration
    Assuming Hypothetical Gross annual Investment Return of 6% (5.14% Net)

Male issue                     age 45               Preferred Nontobacco Class
Initial Specified Amount       $250,000
Annual Planned Premium         $  3,120

                                   Current Charges *                Guaranteed Charges **
                             -----------------------------     -----------------------------
                Premiums
 End of       Accumulated    Accumu-    Cash                   Accumu-    Cash
Contract     at 5% Interest  lation   Surrender     Death      lation   Surrender     Death
  Year          Per Year      Value     Value      Benefit      Value     Value      Benefit
    1             3,276       2,440          0     250,000      2,173          0     250,000
    2             6,716       4,944          0     250,000      4,379          0     250,000
    3            10,328       7,514      1,514     250,000      6,617        617     250,000
    4            14,120      10,148      4,148     250,000      8,880      2,880     250,000
    5            18,102      12,846      6,846     250,000     11,166      5,166     250,000
    6            22,283      15,613     10,363     250,000     13,464      8,214     250,000
    7            26,673      18,434     13,934     250,000     15,763     11,263     250,000
    8            31,283      21,305     17,555     250,000     18,049     14,299     250,000
    9            36,123      24,215     21,215     250,000     20,304     17,304     250,000
   10            41,205      27,160     24,910     250,000     22,513     20,263     250,000
   11            46,541      30,722     29,222     250,000     24,697     23,197     250,000
   12            52,145      34,407     33,657     250,000     26,808     26,058     250,000
   13            58,028      38,239     38,239     250,000     28,833     28,833     250,000
   14            64,205      42,205     42,205     250,000     30,748     30,748     250,000
   15            70,691      46,307     46,307     250,000     32,525     32,525     250,000
   16            77,502      50,536     50,536     250,000     34,131     34,131     250,000
   17            84,653      54,892     54,892     250,000     35,528     35,528     250,000
   18            92,162      59,346     59,346     250,000     36,662     36,662     250,000
   19           100,046      63,916     63,916     250,000     37,475     37,475     250,000
   20           108,324      68,602     68,602     250,000     37,905     37,905     250,000

   25           156,354      94,190     94,190     250,000     31,737     31,737     250,000
   35           295,889     159,633    159,633     250,000          0          0           0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient cash surrender value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                       Companion Life Insurance Company
                   Flexible Premium Variable Life Insurance

                           Hypothetical Illustration
   Assuming Hypothetical Gross annual Investment Return of 12% (11.14% Net)

  Male issue                  age 45                Preferred Nontobacco Class
  Initial Specified Amount    $250,000
  Annual Planned Premium      $  3,120

                                     Current Charges *                 Guaranteed Charges **
                              -------------------------------     -------------------------------
                 Premiums
 End of        Accumulated    Accumu-     Cash                    Accumu-    Cash
Contract      at 5% Interest  lation    Surrender      Death      lation   Surrender       Death
  Year           Per Year      Value      Value       Benefit      Value     Value        Benefit
    1             3,276        2,597            0     250,000      2,322           0      250,000
    2             6,716        5,420            0     250,000      4,822           0      250,000
    3            10,328        8,491        2,491     250,000      7,514       1,514      250,000
    4            14,120       11,832        5,832     250,000     10,414       4,414      250,000
    5            18,102       15,468        9,468     250,000     13,538       7,538      250,000
    6            22,283       19,433       14,183     250,000     16,900      11,650      250,000
    7            26,673       23,747       19,247     250,000     20,516      16,016      250,000
    8            31,283       28,439       24,689     250,000     24,400      20,650      250,000
    9            36,123       33,541       30,541     250,000     28,567      25,567      250,000
   10            41,205       39,092       36,842     250,000     33,038      30,788      250,000
   11            46,541       45,788       44,288     250,000     37,894      36,394      250,000
   12            52,145       53,181       52,431     250,000     43,120      42,370      250,000
   13            58,028       61,367       61,367     250,000     48,758      48,758      250,000
   14            64,205       70,421       70,421     250,000     54,844      54,844      250,000
   15            70,691       80,442       80,442     250,000     61,421      61,421      250,000
   16            77,502       91,532       91,532     250,000     68,536      68,536      250,000
   17            84,653      103,817      103,817     250,000     76,247      76,247      250,000
   18            92,162      117,418      117,418     250,000     84,611      84,611      250,000
   19           100,046      132,515      132,515     250,000     93,701      93,701      250,000
   20           108,324      149,298      149,298     250,000    103,611     103,611      250,000

   25           156,354      266,881      266,881     309,582    170,739     170,739      250,000
   35           295,889      796,963      796,963     836,811    490,127     490,127      514,633

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient cash surrender value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                       Companion Life Insurance Company
                   Flexible Premium Variable Life Insurance

                           Hypothetical Illustration
    Assuming Hypothetical Gross annual Investment Return of 0% (-0.86% Net)

  Male issue                  age 55              Preferred Nontobacco Class
  Initial Specified Amount    $250,000
  Annual Planned Premium      $  5,220

                                     Current Charges *                 Guaranteed Charges **
                              -------------------------------     -------------------------------
                 Premiums
 End of        Accumulated    Accumu-     Cash                    Accumu-    Cash
Contract      at 5% Interest  lation    Surrender      Death      lation   Surrender       Death
  Year           Per Year      Value      Value       Benefit      Value     Value        Benefit
    1              5,481       3,691            0     250,000      2,855           0      250,000
    2             11,236       7,225            0     250,000      5,485           0      250,000
    3             17,279      10,617          367     250,000      7,884           0      250,000
    4             23,624      13,843        3,843     250,000     10,035          35      250,000
    5             30,286      16,891        7,141     250,000     11,914       2,164      250,000
    6             37,281      19,750       11,750     250,000     13,496       5,496      250,000
    7             44,626      22,406       16,406     250,000     14,752       8,752      250,000
    8             52,339      24,811       20,811     250,000     15,639      11,639      250,000
    9             60,437      26,969       24,969     250,000     16,110      14,110      250,000
   10             68,939      28,860       28,860     250,000     16,120      16,120      250,000
   11             77,867      31,449       31,449     250,000     15,650      15,650      250,000
   12             87,242      33,876       33,876     250,000     14,625      14,625      250,000
   13             97,085      36,185       36,185     250,000     12,994      12,994      250,000
   14            107,420      38,329       38,329     250,000     10,688      10,688      250,000
   15            118,272      40,298       40,298     250,000      7,613       7,613      250,000
   16            129,667      42,076       42,076     250,000      3,638       3,638      250,000
   17            141,631      43,578       43,578     250,000          0           0            0
   18            154,194      44,763       44,763     250,000          0           0            0
   19            167,384      45,591       45,591     250,000          0           0            0
   20            181,234      46,025       46,025     250,000          0           0            0

   25            261,592      42,622       42,622     250,000          0           0            0
   35            495,046           0            0           0          0           0            0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient cash surrender value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                       Companion Life Insurance Company
                   Flexible Premium Variable Life Insurance

                           Hypothetical Illustration
    Assuming Hypothetical Gross annual Investment Return of 6% (5.14% Net)

  Male issue                  age 55              Preferred Nontobacco Class
  Initial Specified Amount    $250,000
  Annual Planned Premium      $  5,220

                                   Current Charges *              Guaranteed Charges **
                             -----------------------------     -----------------------------
                Premiums
 End of       Accumulated    Accumu-    Cash                   Accumu-    Cash
Contract     at 5% Interest  lation   Surrender     Death      lation   Surrender     Death
  Year          Per Year      Value     Value      Benefit      Value     Value      Benefit
    1              5,481      3,951           0    250,000      3,087           0    250,000
    2             11,236      7,974           0    250,000      6,128           0    250,000
    3             17,279     12,089       1,839    250,000      9,111           0    250,000
    4             23,624     16,273       6,273    250,000     12,016       2,016    250,000
    5             30,286     20,519      10,769    250,000     14,815       5,065    250,000
    6             37,281     24,818      16,818    250,000     17,478       9,478    250,000
    7             44,626     29,161      23,161    250,000     19,970      13,970    250,000
    8             52,339     33,501      29,501    250,000     22,239      18,239    250,000
    9             60,437     37,847      35,847    250,000     24,230      22,230    250,000
   10             68,939     42,183      42,183    250,000     25,888      25,888    250,000
   11             77,867     47,530      47,530    250,000     27,200      27,200    250,000
   12             87,242     53,043      53,043    250,000     28,063      28,063    250,000
   13             97,085     58,778      58,778    250,000     28,411      28,411    250,000
   14            107,420     64,709      64,709    250,000     28,158      28,158    250,000
   15            118,272     70,847      70,847    250,000     27,187      27,187    250,000
   16            129,667     77,198      77,198    250,000     25,343      25,343    250,000
   17            141,631     83,714      83,714    250,000     22,424      22,424    250,000
   18            154,194     90,388      90,388    250,000     18,166      18,166    250,000
   19            167,384     97,219      97,219    250,000     12,259      12,259    250,000
   20            181,234    104,216     104,216    250,000      4,348       4,348    250,000

   25            261,592    143,663     143,663    250,000          0           0          0
   35            495,046    266,422     266,422    279,743          0           0          0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient cash surrender value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                        Companion Life Insurance Company
                    Flexible Premium Variable Life Insurance

                           Hypothetical Illustration
    Assuming Hypothetical Gross annual Investment Return of 12% (11.14% Net)

  Male issue                  age 55              Preferred Nontobacco Class
  Initial Specified Amount    $250,000
  Annual Planned Premium      $  5,220

                                   Current Charges *              Guaranteed Charges **
                             -----------------------------     -----------------------------
                Premiums
 End of       Accumulated    Accumu-    Cash                   Accumu-     Cash
Contract     at 5% Interest  lation   Surrender     Death      lation    Surrender     Death
  Year          Per Year      Value     Value      Benefit      Value      Value      Benefit
    1              5,481      4,211           0    250,000      3,321            0    250,000
    2             11,236      8,755           0    250,000      6,801            0    250,000
    3             17,279     13,687       3,437    250,000     10,451          201    250,000
    4             23,624     19,021       9,021    250,000     14,273        4,273    250,000
    5             30,286     24,793      15,043    250,000     18,265        8,515    250,000
    6             37,281     31,041      23,041    250,000     22,425       14,425    250,000
    7             44,626     37,811      31,811    250,000     26,751       20,751    250,000
    8             52,339     45,117      41,117    250,000     31,227       27,227    250,000
    9             60,437     53,035      51,035    250,000     35,837       33,837    250,000
   10             68,939     61,631      61,631    250,000     40,573       40,573    250,000
   11             77,867     72,081      72,081    250,000     45,500       45,500    250,000
   12             87,242     83,646      83,646    250,000     50,564       50,564    250,000
   13             97,085     96,513      96,513    250,000     55,774       55,774    250,000
   14            107,420    110,815     110,815    250,000     61,132       61,132    250,000
   15            118,272    126,745     126,745    250,000     66,631       66,631    250,000
   16            129,667    144,519     144,519    250,000     72,252       72,252    250,000
   17            141,631    164,357     164,357    250,000     77,962       77,962    250,000
   18            154,194    186,561     186,561    250,000     83,715       83,715    250,000
   19            167,384    211,494     211,494    250,000     89,469       89,469    250,000
   20            181,234    239,591     239,591    256,362     95,203       95,203    250,000

   25            261,592    434,089     434,089    455,794    124,206      124,206    250,000
   35            495,046  1,287,585   1,287,585  1,351,964    211,083      211,083    250,000

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient cash surrender value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                       Companion Life Insurance Company
                   Flexible Premium Variable Life Insurance

                           Hypothetical Illustration
    Assuming Hypothetical Gross annual Investment Return of 0% (-0.86% Net)

  Female issue                age 45              Preferred Nontobacco Class
  Initial Specified Amount    $250,000
  Annual Planned Premium      $  2,500

                                   Current Charges *                 Guaranteed Charges **
                             -----------------------------     ------------------------------
                Premiums
 End of       Accumulated    Accumu-    Cash                   Accumu-    Cash
Contract     at 5% Interest  lation   Surrender     Death      lation   Surrender      Death
  Year          Per Year      Value     Value      Benefit      Value     Value       Benefit
    1              2,625      1,750           0    250,000      1,523           0     250,000
    2              5,381      3,440           0    250,000      2,976           0     250,000
    3              8,275      5,068          68    250,000      4,355           0     250,000
    4             11,314      6,634       1,634    250,000      5,659         659     250,000
    5             14,505      8,134       3,134    250,000      6,883       1,883     250,000
    6             17,855      9,572       5,322    250,000      8,020       3,770     250,000
    7             21,373     10,936       7,186    250,000      9,066       5,316     250,000
    8             25,066     12,218       9,218    250,000     10,011       7,011     250,000
    9             28,945     13,416      10,916    250,000     10,846       8,346     250,000
   10             33,017     14,524      12,774    250,000     11,570       9,820     250,000
   11             37,293     15,984      14,734    250,000     12,199      10,949     250,000
   12             41,782     17,379      16,879    250,000     12,715      12,215     250,000
   13             46,497     18,708      18,708    250,000     13,122      13,122     250,000
   14             51,446     19,970      19,970    250,000     13,420      13,420     250,000
   15             56,644     21,160      21,160    250,000     13,597      13,597     250,000
   16             62,101     22,270      22,270    250,000     13,632      13,632     250,000
   17             67,831     23,280      23,280    250,000     13,493      13,493     250,000
   18             73,848     24,180      24,180    250,000     13,139      13,139     250,000
   19             80,165     24,962      24,962    250,000     12,521      12,521     250,000
   20             86,798     25,615      25,615    250,000     11,604      11,604     250,000

   25            125,284     27,016      27,016    250,000      1,826       1,826     250,000
   35            237,091     13,345      13,345    250,000          0           0           0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient cash surrender value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                       Companion Life Insurance Company
                   Flexible Premium Variable Life Insurance

                           Hypothetical Illustration
    Assuming Hypothetical Gross annual Investment Return of 6% (5.14% Net)

  Female issue                age 45              Preferred Nontobacco Class
  Initial Specified Amount    $250,000
  Annual Planned Premium      $  2,500

                                   Current Charges *                 Guaranteed Charges **
                             -----------------------------     ------------------------------
                Premiums
 End of       Accumulated    Accumu-    Cash                   Accumu-    Cash
Contract     at 5% Interest  lation   Surrender     Death      lation   Surrender      Death
  Year          Per Year      Value     Value      Benefit      Value     Value       Benefit
    1              2,625      1,873           0    250,000      1,639           0     250,000
    2              5,381      3,796           0    250,000      3,303           0     250,000
    3              8,275      5,767         767    250,000      4,988           0     250,000
    4             11,314      7,788       2,788    250,000      6,694       1,694     250,000
    5             14,505      9,857       4,857    250,000      8,415       3,415     250,000
    6             17,855     11,979       7,729    250,000     10,145       5,895     250,000
    7             21,373     14,144      10,394    250,000     11,879       8,129     250,000
    8             25,066     16,346      13,346    250,000     13,606      10,606     250,000
    9             28,945     18,584      16,084    250,000     15,317      12,817     250,000
   10             33,017     20,852      19,102    250,000     17,010      15,260     250,000
   11             37,293     23,608      22,358    250,000     18,709      17,459     250,000
   12             41,782     26,453      25,953    250,000     20,388      19,888     250,000
   13             46,497     29,400      29,400    250,000     22,051      22,051     250,000
   14             51,446     32,451      32,451    250,000     23,697      23,697     250,000
   15             56,644     35,607      35,607    250,000     25,315      25,315     250,000
   16             62,101     38,868      38,868    250,000     26,882      26,882     250,000
   17             67,831     42,221      42,221    250,000     28,368      28,368     250,000
   18             73,848     45,661      45,661    250,000     29,728      29,728     250,000
   19             80,165     49,184      49,184    250,000     30,911      30,911     250,000
   20             86,798     52,789      52,789    250,000     31,877      31,877     250,000

   25            125,284     72,377      72,377    250,000     32,458      32,458     250,000
   35            237,091    119,049     119,049    250,000          0           0           0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient cash surrender value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                       Companion Life Insurance Company
                   Flexible Premium Variable Life Insurance

                           Hypothetical Illustration
   Assuming Hypothetical Gross annual Investment Return of 12% (11.14% Net)

    Female issue                age 45            Preferred Nontobacco Class
    Initial Specified Amount    $250,000
    Annual Planned Premium      $2,500

                                            Current Charges *                  Guaranteed Charges **
                                 -------------------------------------- ------------------------------------
                   Premiums
 End of          Accumulated       Accumu-       Cash                     Accumu-       Cash
Contract        at 5% Interest     lation      Surrender      Death       lation      Surrender      Death
  Year             Per Year         Value        Value       Benefit       Value        Value       Benefit
    1                2,625           1,997             0     250,000        1,756             0     250,000
    2                5,381           4,167             0     250,000        3,645             0     250,000
    3                8,275           6,526         1,526     250,000        5,678           678     250,000
    4               11,314           9,092         4,092     250,000        7,867         2,867     250,000
    5               14,505          11,884         6,884     250,000       10,225         5,225     250,000
    6               17,855          14,930        10,680     250,000       12,762         8,512     250,000
    7               21,373          18,242        14,492     250,000       15,492        11,742     250,000
    8               25,066          21,844        18,844     250,000       18,426        15,426     250,000
    9               28,945          25,764        23,264     250,000       21,579        19,079     250,000
   10               33,017          30,029        28,279     250,000       24,975        23,225     250,000
   11               37,293          35,182        33,932     250,000       28,681        27,431     250,000
   12               41,782          40,869        40,369     250,000       32,697        32,197     250,000
   13               46,497          47,152        47,152     250,000       37,065        37,065     250,000
   14               51,446          54,096        54,096     250,000       41,828        41,828     250,000
   15               56,644          61,776        61,776     250,000       47,023        47,023     250,000
   16               62,101          70,272        70,272     250,000       52,685        52,685     250,000
   17               67,831          79,664        79,664     250,000       58,847        58,847     250,000
   18               73,848          90,053        90,053     250,000       65,542        65,542     250,000
   19               80,165         101,555       101,555     250,000       72,803        72,803     250,000
   20               86,798         114,302       114,302     250,000       80,690        80,690     250,000

   25              125,284         203,120       203,120     250,000      133,018       133,018     250,000
   35              237,091         610,266       610,266     640,779      376,503       376,503     395,329

* These values reflect investment results using current cost of insurance rates and expense charges.

** These values reflect investment results using guaranteed cost of insurance rates and expense charges.


The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient cash surrender value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                       Companion Life Insurance Company
                   Flexible Premium Variable Life Insurance

                           Hypothetical Illustration
    Assuming Hypothetical Gross annual Investment Return of 0% (-0.86% Net)

    Male issue                  age 45            Preferred Nontobacco Class
    Initial Specified Amount    $250,000
    Annual Planned Premium      $2,500

                                            Current Charges *                  Guaranteed Charges **
                                 -------------------------------------- ------------------------------------
                   Premiums
 End of          Accumulated       Accumu-       Cash                     Accumu-       Cash
Contract        at 5% Interest     lation      Surrender      Death       lation      Surrender      Death
  Year             Per Year         Value        Value       Benefit       Value        Value       Benefit
    1                3,276           2,204           0       250,000        2,024            0      250,000
    2                6,716           4,327           0       250,000        3,955            0      250,000
    3               10,328           6,365         365       250,000        5,791            0      250,000
    4               14,120           8,316       2,316       250,000        7,526        1,526      250,000
    5               18,102          10,176       4,176       250,000        9,156        3,156      250,000
    6               22,283          11,938       6,688       250,000       10,671        5,421      250,000
    7               26,673          13,590       9,090       250,000       12,059        7,559      250,000
    8               31,283          15,124      11,374       250,000       13,307        9,557      250,000
    9               36,123          16,531      13,531       250,000       14,398       11,398      250,000
   10               41,205          17,795      15,545       250,000       15,319       13,069      250,000
   11               46,541          19,438      17,938       250,000       16,080       14,580      250,000
   12               52,145          20,988      20,238       250,000       16,642       15,892      250,000
   13               58,028          22,445      22,445       250,000       16,996       16,996      250,000
   14               64,205          23,791      23,791       250,000       17,120       17,120      250,000
   15               70,691          25,037      25,037       250,000       16,988       16,988      250,000
   16               77,502          26,151      26,151       250,000       16,569       16,569      250,000
   17               84,653          27,100      27,100       250,000       15,830       15,830      250,000
   18               92,162          27,859      27,859       250,000       14,720       14,720      250,000
   19              100,046          28,403      28,403       250,000       13,187       13,187      250,000
   20              108,324          28,709      28,709       250,000       11,174       11,174      250,000

   25              156,354          26,898      26,898       250,000            0            0            0
   35              295,889               0           0       250,000            0            0            0

* These values reflect investment results using current cost of insurance rates and expense charges.

** These values reflect investment results using guaranteed cost of insurance rates and expense charges.


The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient cash surrender value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                       Companion Life Insurance Company
                   Flexible Premium Variable Life Insurance

                           Hypothetical Illustration
    Assuming Hypothetical Gross annual Investment Return of 6% (5.14% Net)

     Male issue                  age 45       Nonpreferred Nontobacco Class
     Initial Specified Amount    $250,000
     Annual Planned Premium      $3,120

                                         Current Charges *                   Guaranteed Charges **
                              -------------------------------------  -----------------------------------
                Premiums
 End of       Accumulated       Accumu-       Cash                     Accumu-      Cash
Contract     at 5% Interest     lation      Surrender      Death       lation     Surrender      Death
  Year          Per Year         Value        Value       Benefit       Value       Value       Benefit
    1              3,276          2,359            0      250,000       2,173            0      250,000
    2              6,716          4,774            0      250,000       4,379            0      250,000
    3             10,328          7,243        1,243      250,000       6,617          617      250,000
    4             14,120          9,766        3,766      250,000       8,880        2,880      250,000
    5             18,102         12,339        6,339      250,000      11,166        5,166      250,000
    6             22,283         14,958        9,708      250,000      13,464        8,214      250,000
    7             26,673         17,614       13,114      250,000      15,763       11,263      250,000
    8             31,283         20,297       16,547      250,000      18,049       14,299      250,000
    9             36,123         23,001       20,001      250,000      20,304       17,304      250,000
   10             41,205         25,710       23,460      250,000      22,513       20,263      250,000
   11             46,541         28,975       27,475      250,000      24,697       23,197      250,000
   12             52,145         32,341       31,591      250,000      26,808       26,058      250,000
   13             58,028         35,815       35,815      250,000      28,833       28,833      250,000
   14             64,205         39,386       39,386      250,000      30,748       30,748      250,000
   15             70,691         43,066       43,066      250,000      32,525       32,525      250,000
   16             77,502         46,833       46,833      250,000      34,131       34,131      250,000
   17             84,653         50,664       50,664      250,000      35,528       35,528      250,000
   18             92,162         54,542       54,542      250,000      36,662       36,662      250,000
   19            100,046         58,455       58,455      250,000      37,475       37,475      250,000
   20            108,324         62,390       62,390      250,000      37,905       37,905      250,000

   25            156,354         82,969       82,969      250,000      31,737       31,737      250,000
   35            295,889        125,021      125,021      250,000           0            0            0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient cash surrender value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                       Companion Life Insurance Company
                   Flexible Premium Variable Life Insurance

                           Hypothetical Illustration
   Assuming Hypothetical Gross annual Investment Return of 12% (11.14% Net)

     Male issue                  age 45       Nonpreferred Nontobacco Class
     Initial Specified Amount    $250,000
     Annual Planned Premium      $3,120

                                         Current Charges *                   Guaranteed Charges **
                              -------------------------------------  -----------------------------------
                Premiums
 End of       Accumulated       Accumu-       Cash                     Accumu-      Cash
Contract     at 5% Interest     lation      Surrender      Death       lation     Surrender      Death
  Year          Per Year         Value        Value       Benefit       Value       Value       Benefit
    1             3,276           2,514            0      250,000        2,322          0       250,000
    2             6,716           5,240            0      250,000        4,822          0       250,000
    3            10,328           8,196        2,196      250,000        7,514      1,514       250,000
    4            14,120          11,404        5,404      250,000       10,414      4,414       250,000
    5            18,102          14,885        8,885      250,000       13,538      7,538       250,000
    6            22,283          18,662       13,412      250,000       16,900     11,650       250,000
    7            26,673          22,757       18,257      250,000       20,516     16,016       250,000
    8            31,283          27,194       23,444      250,000       24,400     20,650       250,000
    9            36,123          32,004       29,004      250,000       28,567     25,567       250,000
   10            41,205          37,215       34,965      250,000       33,038     30,788       250,000
   11            46,541          43,485       41,985      250,000       37,894     36,394       250,000
   12            52,145          50,400       49,650      250,000       43,120     42,370       250,000
   13            58,028          58,038       58,038      250,000       48,758     48,758       250,000
   14            64,205          66,470       66,470      250,000       54,844     54,844       250,000
   15            70,691          75,801       75,801      250,000       61,421     61,421       250,000
   16            77,502          86,115       86,115      250,000       68,536     68,536       250,000
   17            84,653          97,513       97,513      250,000       76,247     76,247       250,000
   18            92,162         110,121      110,121      250,000       84,611     84,611       250,000
   19           100,046         124,089      124,089      250,000       93,701     93,701       250,000
   20           108,324         139,594      139,594      250,000      103,611    103,611       250,000

   25           156,354         248,842      248,842      288,657      170,739    170,739       250,000
   35           295,889         743,452      743,452      780,625      490,127    490,127       514,633

* These values reflect investment results using current cost of insurance rates and expense charges.

** These values reflect investment results using guaranteed cost of insurance rates and expense charges.


The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient cash surrender value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

COMPANION LIFE
INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF
UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY BASIS FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS' REPORT
AS OF DECEMBER 31, 2000 AND 1999
AND FOR THE YEARS ENDED
DECEMBER 31, 2000, 1999 AND 1998

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Companion Life Insurance Company
Rye, New York

We have audited the accompanying statutory basis statements of admitted assets, liabilities, and surplus of Companion Life Insurance Company (the "Company") (a wholly-owned subsidiary of United of Omaha Life Insurance Company) as of December 31, 2000 and 1999, and the related statutory basis statements of income, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As more fully described in Note 1 to the financial statements, the Company has prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York which practices differ from accounting principles generally accepted in the United States of America. The effects on such financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are described in Note 11.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Companion Life Insurance Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, on the basis of accounting described in Note 1.


/s/ Deloitte & Touche LLP

February 14, 2001

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
AS OF DECEMBER 31, 2000 AND 1999
--------------------------------------------------------------------------------

ADMITTED ASSETS                                                              2000             1999
Cash and invested assets:
  Bonds                                                                  $ 483,599,523    $ 459,013,552
  Mortgage loans                                                             9,473,109        9,074,049
  Policy loans                                                              10,088,233       10,134,626
  Cash and short-term investments                                            5,765,618        9,282,717
  Receivable for securities                                                    751,821          232,468
                                                                         -------------    -------------
           Total cash and invested assets                                  509,678,304      487,737,412

Premiums deferred and uncollected                                            3,927,258        2,600,674
Investment income due and accrued                                            6,116,438        5,199,488
Receivable from affiliates                                                   1,853,452                0
Other assets                                                                 4,028,045        3,481,994
Separate accounts assets                                                    36,107,020       35,096,873
                                                                         -------------    -------------

           Total admitted assets                                         $ 561,710,517    $ 534,116,441
                                                                         =============    =============

LIABILITIES

Policy reserves:
  Aggregate reserve for policies and contracts                           $ 352,262,759    $ 352,121,619
  Policy and contract claims                                                 4,195,941        5,048,125
  Other reserves                                                               454,110          394,089
                                                                         -------------    -------------
           Total policy reserves                                           356,912,810      357,563,833

Interest maintenance reserve                                                   386,678          442,266
Asset valuation reserve                                                      4,047,391        3,402,760
General expenses and taxes due or accrued                                    1,455,772        1,283,289
Funds held under reinsurance treaties - affiliate                           93,601,267       69,445,931
Reinsurance in unauthorized companies                                           35,263           41,163
Amounts due reinsurers                                                               0           19,785
Federal income taxes due or accrued                                          1,700,859          619,859
Other liabilities                                                            3,269,019        2,908,021
Separate accounts liabilities                                               36,064,529       35,051,683
                                                                         -------------    -------------
           Total liabilities                                               497,473,588      470,778,590
                                                                         -------------    -------------

SURPLUS

Capital stock, $400 par value, 5,000 shares authorized and outstanding       2,000,000        2,000,000
Gross paid-in and contributed surplus                                       45,650,000       45,650,000
Special surplus and contingency reserve                                        547,095          500,089
Unassigned surplus                                                          16,039,834       15,187,762
                                                                         -------------    -------------
           Total surplus                                                    64,236,929       63,337,851
                                                                         -------------    -------------

           Total liabilities and surplus                                 $ 561,710,517    $ 534,116,441
                                                                         =============    =============

The accompanying notes are an integral part of these statutory basis financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
-----------------------------------------------------------------------------

                                                               2000          1999           1998
Income:
  Net premiums and annuity considerations                   $ 45,869,255   $ 38,288,441   $ 40,257,141
  Other considerations and fund deposits                       6,356,832      5,668,080     14,493,777
  Net investment income                                       36,934,738     34,166,037     32,813,466
  Other income                                                 4,534,966      3,276,552      1,859,531
                                                            ------------   ------------   ------------

           Total income                                       93,695,791     81,399,110     89,423,915
                                                            ------------   ------------   ------------

Benefits and expenses:
  Policyholder and beneficiary benefits                       50,858,187     44,486,605     51,057,581
  Increase (decrease) in reserves for policyholder
    and beneficiary benefits                                     141,140      6,602,917     (6,022,852)
  Commissions                                                  6,117,411      5,113,960      4,817,705
  Operating expenses                                          20,924,087     15,033,174     15,681,296
  Net transfers to separate accounts                           3,006,051      4,247,836     12,653,190
                                                            ------------   ------------   ------------

           Total benefits and expenses                        81,046,876     75,484,492     78,186,920
                                                            ------------   ------------   ------------

           Net gain from operations before federal
             income taxes and net realized capital losses     12,648,915      5,914,618     11,236,995

Federal income taxes                                           5,000,964      3,031,567      4,929,330
                                                            ------------   ------------   ------------

           Net gain from operations before net
             realized capital losses                           7,647,951      2,883,051      6,307,665

Net realized capital gains (losses)                                    0              0              0
                                                            ------------   ------------   ------------

           Net income                                       $  7,647,951   $  2,883,051   $  6,307,665
                                                            ============   ============   ============


The accompanying notes are an integral part of these statutory basis financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
--------------------------------------------------------------------------------

                                                              2000            1999             1998
Capital stock:
  Balance at beginning and end of year                    $  2,000,000    $  2,000,000    $  2,000,000
                                                          ------------    ------------    ------------

Gross paid-in and contributed surplus:
  Balance at beginning and end of year                      45,650,000      45,650,000      45,650,000
                                                          ------------    ------------    ------------

Special surplus and contingency reserve:
  Balance at beginning of year                                 500,089         474,502         428,417
  Increase in group contingency life reserve                    47,006          25,587          46,085
                                                          ------------    ------------    ------------

           Balance at end of year                              547,095         500,089         474,502
                                                          ------------    ------------    ------------

Unassigned surplus:
  Balance at beginning of year                              15,187,762      13,034,550       7,057,287
  Net income                                                 7,647,951       2,883,051       6,307,665
  Dividends to stockholders                                 (6,000,000)              0               0
  (Increase) decrease in:
    Net unrealized capital gains and losses                          0        (192,674)              0
    Non-admitted assets                                        152,911         (69,512)         83,597
    Liability for reinsurance in unauthorized companies          5,900          (6,559)           (243)
    Asset valuation reserve                                   (644,631)       (435,507)       (367,671)
    Contingency reserve                                        (47,006)        (25,587)        (46,085)
  Other, net                                                  (263,053)              0               0
                                                          ------------    ------------    ------------

  Balance at end of year                                    16,039,834      15,187,762      13,034,550
                                                          ------------    ------------    ------------

           Total surplus                                  $ 64,236,929    $ 63,337,851    $ 61,159,052
                                                          ============    ============    ============

The accompanying notes are an integral part of these statutory basis financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
--------------------------------------------------------------------------------

                                                           2000              1999             1998
Cash from (used for) operations:
  Premiums, annuity considerations and
    fund deposits                                      $  49,552,273    $  47,008,353    $  54,346,857
  Net investment income                                   35,244,153       33,184,111       31,767,402
  Other income                                             4,865,952        2,536,480        1,824,882
  Benefits                                               (52,837,271)     (43,600,244)     (49,517,053)
  Commissions and general expenses                       (19,641,289)     (16,905,217)     (17,533,477)
  Federal income taxes                                    (3,882,116)      (4,328,976)      (3,472,953)
  Other operating expenses                                (9,124,206)      (8,059,925)     (15,808,890)
                                                       -------------    -------------    -------------
           Net cash from operations                        4,177,496        9,834,582        1,606,768
                                                       -------------    -------------    -------------

Cash from (used for) investments:
  Proceeds from investments sold, redeemed
    or matured:
      Bonds                                               86,249,527       82,666,925       67,223,733
      Mortgage loans                                       2,881,945          267,583        4,681,032
      Other invested assets                                        0          230,957                0
      Net gains (losses) on cash and
        short-term investments                                     3                0                0
  Taxes on capital gains                                     (80,017)         (86,212)               0
  Cost of investments acquired:
    Bonds                                               (110,082,759)    (105,754,712)     (86,578,763)
    Mortgage loans                                        (3,282,292)      (2,515,000)      (1,486,237)
    Other invested assets                                          0          (16,666)         (88,543)
  Net decrease in policy loans                                46,393          387,192          206,951
                                                       -------------    -------------    -------------
           Net cash used for investments                 (24,267,200)     (24,819,933)     (16,041,827)
                                                       -------------    -------------    -------------

Cash from (used for) financing and other sources:
  Other cash provided                                     26,498,861       19,955,419       20,487,467
  Other cash used                                         (3,926,256)      (8,187,260)      (1,021,255)
  Dividends                                               (6,000,000)               0                0
                                                       -------------    -------------    -------------
           Net cash from financing and other sources      16,572,605       11,768,159       19,466,212
                                                       -------------    -------------    -------------

Net change in cash and short-term investments             (3,517,099)      (3,217,192)       5,031,153

Cash and short-term investments:
  Beginning of year                                        9,282,717       12,499,909        7,468,756
                                                       -------------    -------------    -------------

  End of year                                          $   5,765,618    $   9,282,717    $  12,499,909
                                                       =============    =============    =============

The accompanying notes are an integral part of these statutory basis financial statements.

COMPANION LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF UNITED OF OMAHA LIFE INSURANCE COMPANY)


NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
--------------------------------------------------------------------------------


1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Operations - Companion Life Insurance Company (the "Company"), domiciled in the State of New York, is a wholly-owned subsidiary of United of Omaha Life Insurance Company ("United of Omaha"), which is a wholly owned subsidiary of Mutual of Omaha Insurance Company ("Mutual of Omaha"), a mutual health and accident and life insurance company, domiciled in the State of Nebraska. The Company has insurance licenses to operate in three states, New York, New Jersey and Connecticut. Individual annuity and life insurance products are sold primarily through a network of Mutual of Omaha career agents, direct mail, stockbrokers, financial planners and banks.

     Basis of Presentation - The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Prescribed statutory accounting practices are contained in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices which may not necessarily be prescribed but are not prohibited.

     The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America. The most significant differences include: (a) bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities; (b) acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies; (c) deferred federal income taxes are not provided for temporary differences between tax and financial reporting; (d) no provision has been made for federal income taxes on unrealized appreciation of investments which are carried at market value; (e) asset valuation reserves ("AVR") and interest maintenance reserves ("IMR") are established; (f) different actuarial assumptions are used for calculating certain policy reserves; (g) comprehensive income and its components are not presented in the financial statements; and (h) changes in certain assets designated as "non-admitted" assets have been charged or credited to unassigned surplus.

     Use of Estimates - The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

     Investments - Bonds are generally stated at amortized cost. Premiums and discounts on bonds not backed by other loans are amortized using the scientific method. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments at the date of purchase. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

     Mortgage loans and policy loans are stated at the aggregate unpaid balance. In accordance with statutory accounting practices, the Company records a general reserve for losses on mortgage loans as part of the asset valuation reserve.

     Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at cost which approximates market.

     Investment income is recorded when earned. Realized gains and losses on sale or maturity of investments are determined on the specific identification basis. Any portion of invested assets designated as "non-admitted" are excluded from the statutory basis statements of admitted assets, liabilities and surplus.

     Asset Valuation and Interest Maintenance Reserves - The Company establishes certain reserves as promulgated by the NAIC. The AVR is established for the specific risk characteristics of invested assets of the Company. The IMR is established for the realized gains and losses on the redemption of fixed income securities resulting from changes in interest rates, net of tax. Gains and losses pertaining to the IMR are subsequently amortized into investment income over the expected remaining period to maturity of the investments sold or called.

     Policy Reserves - Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") basis or the Net Level Premium Method with assumed interest rates (2.5% to 6.0%) and mortality (1941, 1958 and 1980 CSO tables) as prescribed by regulatory authorities. Annuity reserves are based primarily upon the 1937 Standardized Annuity Table with interest rates ranging from 2.5% to 3.5%, the 1971 Individual Annuity Mortality Table with interest rates ranging from 4.0% to 7.5%, or the 1983a Individual Annuity Mortality Table with interest rates ranging from 5.25% to 9.25%. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

     Special Surplus and Contingency Reserve - The Company is required by the State of New York to maintain a group contingency life reserve. This reserve is equal to an annual accumulation of 2% of the net group life premiums less dividends thereon, up to a maximum accumulation of one-half of the net aggregate group life premiums received. This reserve is held as a portion of total surplus on the statutory basis statements of admitted assets, liabilities and surplus.

     Premiums and Related Commissions - Premiums are recognized as income over the premium paying period of the policies. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

     Federal Income Taxes - The Company files a consolidated federal income tax return with Mutual of Omaha and other eligible subsidiaries. The method of allocating taxes among the companies is prescribed by written agreement approved by the Board of Directors. Each company's provision for federal income taxes is based on a separate return calculation with each company recognizing tax benefits of net operating losses and tax credits on a separate return basis.

     The provision for federal income taxes is based on income which is currently taxable. Deferred federal income taxes are not provided for temporary differences between income tax and statutory reporting.

     Non-Admitted Assets - Certain assets designated as "non-admitted", principally receivables greater than ninety days due and office furniture and equipment, are excluded from the statutory basis statements of admitted assets, liabilities and surplus. The net change in such assets is charged or credited to unassigned surplus.

     Fair Values of Financial Instruments - The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

       Cash, Short-Term Investments and Other Invested Assets - The carrying amounts for these instruments approximate their fair values.

       Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services and based on expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

       Mortgage Loans - The fair values for mortgage loans are estimated using discounted cash flow calculations, which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.

       Policy Loans - The carrying values of policy loans approximates their fair values.

     Separate Accounts - The assets of the separate accounts shown in the statutory basis statements of admitted assets are carried at fair value and consist primarily of mutual funds held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts. Deposits and premiums received from, and benefits paid to, separate account contract holders are reflected in the statutory basis statements of income, but are offset by transfers to and from the separate accounts, respectively. Net investment income and realized capital gains and losses on the separate accounts are reflected net of amounts credited to contract holders in the statutory basis statements of income. Mortality, policy administration and surrender charges to all separate accounts are included in revenue.

2.   INVESTMENTS

     The cost or amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value of the Company's investment securities were as follows:

                                          Cost or         Gross           Gross
                                         Amortized     Unrealized      Unrealized       Estimated
                                            Cost          Gains          Losses         Fair Value
At December 31, 2000:
  U.S. Government                       $    214,987   $      2,903   $          0   $    217,890
  Mortgage backed securities              57,165,889      1,492,394        142,221     58,516,062
  Special revenue                          4,126,654        311,731              0      4,438,385
  Industrial and miscellaneous           357,514,234      5,780,341      8,653,835    354,640,740
  Public utilities                        31,879,718        819,543        223,404     32,475,857
  Collateralized mortgage obligations     35,098,041        231,421         36,225     35,293,237
                                        ------------   ------------   ------------   ------------

                                        $485,999,523   $  8,638,333   $  9,055,685   $485,582,171
                                        ============   ============   ============   ============


  Bonds                                 $483,599,523
  Short-term investments                   2,400,000
                                        ------------

                                        $485,999,523
                                        ============

                                          Cost or         Gross           Gross
                                         Amortized     Unrealized      Unrealized       Estimated
                                            Cost          Gains          Losses         Fair Value
At December 31, 1999:
  U.S. Government                       $    214,982   $          0   $      3,912   $    211,070
  Mortgage backed securities              54,802,186         62,251      2,042,963     52,821,474
  Special revenue                          1,914,925        109,482         28,877      1,995,530
  Industrial and miscellaneous           329,842,781      1,793,602     11,513,700    320,122,683
  Public utilities                        27,864,396        156,541        770,329     27,250,608
  Collateralized mortgage obligations     52,592,819         23,467        578,245     52,038,041
  Credit-tenant loans                      1,267,646         22,508              0      1,290,154
                                        ------------   ------------   ------------   ------------
                                        $468,499,735   $  2,167,851   $ 14,938,026   $455,729,560
                                        ============   ============   ============   ============

  Bonds                                 $459,013,552
  Short-term investments                   9,486,183
                                        ------------

                                        $468,499,735
                                        ============

The amortized cost and estimated fair value of debt securities at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                Amortized         Estimated
                                                                   Cost          Fair Value
Due in one year or less                                       $  17,343,859    $  17,419,096
Due after one year through five years                           132,583,555      131,261,099
Due after five years through ten years                          146,998,134      145,013,929
Due after ten years                                              96,810,045       98,078,748
                                                              -------------    -------------
                                                                393,735,593      391,772,872
Collateralized mortgage obligations and mortgage
  backed securities                                              92,263,930       93,809,299
                                                              -------------    -------------

                                                              $ 485,999,523    $ 485,582,171
                                                              =============    =============

      The sources of net investment income were as follows:

                                                                    2000             1999             1998
Bonds                                                         $  34,937,442    $  32,272,209    $  31,323,770
Mortgage loans                                                      635,886          752,019          775,087
Policy loans                                                        540,948          498,115          491,873
Short-term investments                                              752,137          577,703          457,330
Other                                                                44,681           60,803           24,526
                                                              -------------    -------------    -------------
                                                                 36,911,094       34,160,849       33,072,586
Investment expense                                                 (110,257)        (186,954)        (466,868)
Amortization of interest maintenance reserve                        133,901          192,142          207,748
                                                              -------------    -------------    -------------

                                                              $  36,934,738    $  34,166,037    $  32,813,466
                                                              =============    =============    =============

     Gross realized gains and losses on the sale or prepayment of investment securities consist of the following:

                                                                           Net
                                                  Gross       Gross      Realized
                                                Realized     Realized     Gains
                                                  Gains       Losses     (Losses)
        Year ended December 31, 2000:
          Bonds                                 $ 120,859    $     379   $ 120,480
          Mortgage loans                                0            0           0
          Short-term investments                        3            0           3
                                                ---------    ---------   ---------

                                                $ 120,862    $     379     120,483
                                                =========    =========
          Capital gains tax                                                (42,169)
          Transfers to IMR                                                 (78,314)
                                                                         ---------

          Net realized capital gains (losses)                            $       0
                                                                         =========

        Year ended December 31, 1999:
          Bonds                                 $ 332,320    $ 222,512   $ 109,808
          Mortgage loans                                0            0           0
                                                ---------    ---------   ---------

                                                $ 332,320    $ 222,512     109,808
                                                =========    =========
          Capital gains tax                                                (38,433)
          Transfers to IMR                                                 (71,375)
                                                                         ---------

          Net realized capital gains (losses)                            $       0
                                                                         =========
        Year ended December 31, 1998:
          Bonds                                 $ 147,062    $   3,362   $ 143,700
          Mortgage loans                          101,073            0     101,073
                                                ---------    ---------   ---------

                                                $ 248,135    $   3,362     244,773
                                                =========    =========
          Capital gains tax                                                (85,671)
          Transfers to IMR                                                (159,102)
                                                                         ---------

          Net realized capital gains (losses)                            $       0
                                                                         =========

     Proceeds from the sale of bonds were $0, $8,438,798 and $739,806 during 2000, 1999 and 1998, respectively.

     At December 31, 2000 and 1999, securities with an amortized cost of $214,987 and $214,982, respectively, were deposited with the Insurance Department of the State of New York.

     The Company invests in mortgage loans collateralized principally by commercial real estate. The maximum percentage of any one loan to the value of the security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 75%. The estimated fair value of the mortgage loan portfolio was $9,801,150 and $8,909,292 at December 31, 2000 and 1999, respectively.

3.   FEDERAL INCOME TAXES

     The provision for federal income taxes reflects an effective income tax rate which differs from the prevailing federal income tax rate primarily as a result of income and expense recognition differences between statutory and income tax reporting. The major differences include capitalization and amortization of certain policy acquisition amounts for tax purposes, different methods for determining statutory and tax insurance reserves, timing of the recognition of market discount on bonds and certain accrued expenses, and the acceleration of depreciation for tax purposes.

     The Company's tax returns have been examined by the Internal Revenue Service through 1995. Management believes that the final resolution of all income tax issues for 1995 and prior years will not have a material impact on the Company's financial statements.

     Under federal income tax law in effect prior to 1984, the Company accumulated approximately $2,623,000 of deferred taxable income which could become subject to income taxes in the future under certain conditions. Management believes the chance that those conditions will exist is not likely.

4.   RETIREMENT BENEFITS

     The Company participates with Mutual of Omaha and certain subsidiaries (the "Companies") in a noncontributory defined benefit plan covering all United States employees meeting certain minimum requirements. Retirement benefits are based upon years of credited service and final average earnings history.

     Information regarding accrued benefits and net assets has not been determined on an individual company basis. The Company's allocation of salary expense was less than 2% of the total Companies' salary expense in 2000, 1999 and 1998. The Companies expensed contributions of $11,399,115, $12,971,440 and $10,254,308 in 2000, 1999 and 1998, respectively. Total benefit costs were $26,150,000, $26,101,000 and $26,160,000 in 2000, 1999 and 1998, respectively. Plan assets include United of Omaha Life Insurance Company guaranteed investment contracts of $290,801,000 and $291,281,000 at December 31, 2000 and 1999, respectively. In 1998, the Companies changed the plan's assumed annual investment return and, in order to improve the funding status of the plan, increased the amount that was contributed for 1998. At December 31, 1998, the Companies recorded a direct charge to surplus of $37,540,647, which represented an additional contribution of $57,814,647, net of tax. The valuation date for the pension benefit amounts in the table below is January 1, 2000 and 1999, respectively.

     The Companies also provide certain postretirement medical and life insurance benefits to employees hired before January 1, 1995. Benefits are based on hire date, age and years of service. The cost of these postretirement benefits is allocated to the Companies in accordance with an intercompany cost-sharing agreement. Plan assets are invested in a United of Omaha Life Insurance Company investment contract. The Companies use the accrual method of accounting for postretirement benefits and elected to amortize the original transition obligation over 20 years. Employer contributions for these postretirement benefits were $3,800,000, $3,684,000 and $2,709,000 during the years ended December 31, 2000, 1999 and 1998, respectively. Total benefit costs were $9,530,900, $10,130,000 and $9,853,000 in 2000, 1999 and 1998, respectively.

                                                  January 1,                       December 31,
                                     ---------------------------------  ---------------------------------
                                              Pension Benefits                   Other Benefits
                                     ---------------------------------  ---------------------------------
                                            2000            1999              2000             1999
        Benefit obligation             $ 516,620,465    $ 475,851,413     $  82,952,989    $  90,913,152
        Fair value of plan assets        498,025,162      458,944,992        14,243,642        9,564,322
                                       -------------    -------------     -------------    -------------

        Funded status                  $ (18,595,303)   $ (16,906,421)    $ (68,709,347)   $ (81,348,830)
                                       =============    =============     =============    =============

                                               ---------------------------------  ---------------------------------
                                                         Pension Benefits                   Other Benefits
                                               ---------------------------------  ---------------------------------
        Weighted average assumptions                   2000            1999               2000            1999
        Discount rate                                    6.31 %          6.55 %             7.75 %          7.75 %
        Expected return on plan assets                   8.00 %          8.00 %             6.75 %          6.75 %
        Rate of compensation increase                    5.00 %          5.00 %            N/A             N/A
        Health care cost trend rate                     N/A             N/A                 5.00 %          5.00 %


     The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rate by one percentage point in each year would increase the Companies' accumulated postretirement benefit obligation as of December 31, 2000 by approximately $5,700,000 and the estimated eligibility and interest cost components of the net periodic postretirement benefit costs for 2000 by approximately $700,000.

     The Companies sponsor various savings and investment plans. The Companies' expense for these defined contribution plans was $12,361,000, $11,192,000 and $6,906,000 in 2000, 1999 and 1998, respectively.

5.   RELATED PARTY TRANSACTIONS

     The Company's investments in mortgage loans are held through joint participation with United of Omaha.

     Mutual of Omaha and United of Omaha provide actuarial, data processing, consulting and various other services to the Company. Charges for these services amounted to approximately $5,095,000, $5,785,000 and $3,854,000 for 2000, 1999 and 1998, respectively. Included in other liabilities are unsettled balances related to these services of approximately $559,000 and $1,554,000 as of December 31, 2000, and 1999, respectively.

     The Company cedes group and individual life insurance and individual annuity business to United of Omaha. The Company entered into a coinsurance treaty with United of Omaha relating to bank annuity business in which the Company cedes 90% of the 2000 and 1999 related premiums to United of Omaha and United of Omaha pays 90% of the related benefits in 2000 and 1999. The total amounts ceded by the Company relating to the treaties with United of Omaha were as follows:

     At December 31,                                     2000          1999
       Amounts recoverable from reinsurance           $   493,816   $    96,415
                                                      ===========   ===========

       Policy and contract claims                     $ 1,361,076   $ 2,644,493
                                                      ===========   ===========

       Aggregate reserve for policies and contracts   $90,950,708   $67,290,793
                                                      ===========   ===========

       Funds held under reinsurance treaties          $93,601,267   $69,445,931
                                                      ===========   ===========

     Year Ended December 31,                             2000          1999
       Premium considerations                         $29,586,170   $23,134,359
                                                      ===========   ===========

       Policyholder and beneficiary benefits          $ 8,718,336   $ 7,951,294
                                                      ===========   ===========

     The Company also ceded group and individual accident and health insurance to Mutual of Omaha. The amounts ceded by the Company were as follows:

     At December 31,                                       2000         1999
       Amounts recoverable from reinsurance            $        0   $        0
                                                       ==========   ==========

       Policy and contract claims                      $  733,209   $1,911,580
                                                       ==========   ==========

       Aggregate reserves for policies and contracts   $1,184,435   $1,009,528
                                                       ==========   ==========

     Year Ended December 31,                               2000         1999
       Premium considerations                          $4,679,367   $4,042,011
                                                       ==========   ==========

       Policyholder and beneficiary benefits           $4,016,662   $3,061,954
                                                       ==========   ==========

6.   REINSURANCE

     In the normal course of business, the Company assumes and cedes reinsurance. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations.

     The reconciliation of total premiums to net premiums is as follows:

                                 2000            1999            1998
       Direct                $ 82,435,024    $ 67,163,983    $ 62,316,801
       Assumed:
         Nonaffiliates            681,218         613,615         607,058
       Ceded:
         Affiliates           (34,265,537)    (27,176,370)    (21,771,476)
         Nonaffiliates         (2,981,450)     (2,312,787)       (895,242)
                             ------------    ------------    ------------

       Net                   $ 45,869,255    $ 38,288,441    $ 40,257,141
                             ============    ============    ============

7.   DEPOSIT FUNDS

     At December 31, 2000 and 1999, the Company held annuity reserves and deposit fund liabilities of $179,194,303 and $136,517,604, respectively, that were subject to discretionary withdrawal at book value with a surrender charge of less than 5%.

8.   CONTINGENT LIABILITIES

     Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position.

9.   STOCKHOLDER DIVIDENDS

     The maximum amount of dividends which can be paid to shareholders without prior approval by the Superintendent of the Insurance Department of the State of New York is subject to restrictions relating to surplus or net gain from operations. The maximum amount of dividends which can be paid to the stockholder without prior approval of the Insurance Department of the State of New York is the lesser of 10% of the insurer's surplus as of the previous December 31 or the net gain from operations excluding realized capital gains for the previous twelve month period ending December 31. Based upon these restrictions, the company is permitted a maximum dividend distribution of $6,223,693 in 2001. Dividends are paid as declared by the Board of Directors. Dividends of $6,000,000 were declared and paid in 2000.

10.  BUSINESS RISKS

     The Company is subject to regulation by state insurance departments and it undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

          Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by diversifying its products.

          Credit Risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance, credit and collection policies.

          Interest-Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

11. RECONCILIATION OF STATUTORY NET INCOME AND SURPLUS TO GAAP NET INCOME AND EQUITY

     As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of New York. These practices differ from accounting principles generally accepted in the United

     States of America (GAAP). The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.

                                                          2000           1999           1998
Statutory net income as reported                       $ 7,647,951   $ 2,883,051    $ 6,307,665
Deferred policy acquisition costs                          490,940     1,039,789      3,474,968
Future policy benefits and policyholder account
  balances                                                  51,993     3,401,041     (2,717,628)
Deferred income taxes                                       47,000      (740,000)       758,000
Other                                                      606,593       859,409       (211,343)
                                                       -----------   -----------    -----------

Net income in conformity with accounting principles
  generally accepted in the United States of America   $ 8,844,477   $ 7,443,290    $ 7,611,662
                                                       ===========   ===========    ===========


                                                            2000            1999
Statutory surplus                                      $ 64,236,929    $ 63,337,851
Deferred policy acquisition costs                        45,568,438      46,964,711
Future policy benefits and policyholder account
  balances                                              (18,157,260)    (18,203,257)
Valuation of investments                                   (417,352)    (12,792,684)
Statutory asset valuation reserve                         4,047,391       3,402,760
Deferred income taxes                                      (829,000)      2,795,000
Other                                                     3,529,704       2,812,971
                                                       ------------    ------------

Equity in conformity with accounting principles
  generally accepted in the United States of America   $ 97,978,850    $ 88,317,352
                                                       ============    ============


     The New York State Insurance Department (the "Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

12.  CODIFICATION OF STATUTORY ACCOUNTING PRINCIPLES

     In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The State of New York will require adoption of Codification with certain modifications for the preparation of statutory financial statements effective January 1, 2001. The estimated impact of the adoption of Codification as modified by New York would reduce the Company's statutory basis surplus as of January 1, 2001 by approximately $130,000, which relates primarily to accounting principles regarding pension plans. Codification, had it not been modified by New York, would have had the effect of increasing statutory basis surplus by approximately $1,170,000.

COMPANION LIFE
SEPARATE ACCOUNT B

FINANCIAL STATEMENTS AND INDEPENDENT
AUDITORS' REPORT AS OF DECEMBER 31, 2000
AND FOR THE PERIOD FROM OCTOBER 1, 2000
(INCEPTION) TO DECEMBER 31, 2000

                     [LETTERHEAD OF DELOITTE & TOUCHE LLP]

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Companion Life Insurance Company

We have audited the accompanying statement of net assets of each of the sub-accounts ("portfolios" that include American Growth, American Small Capitalization, EAFE(R) Equity Index, Small Cap Index, Prime Money Fund II, U.S. Government Securities II, Asset Manager: Growth, Contrafund, Equity Income (Fidelity VIP and VIP II), Index 500, Capital Opportunities, Emerging Growth, Global Governments, High Income, Research, Emerging Markets Equity, Fixed Income, Equity-Income (Pioneer VCT), Fund, Growth Shares, Mid-Cap Value, Real Estate Growth, Global Discovery, Growth and Income, International, Equity Income (T. Rowe Price), International Stock, Limited-Term Bond, New America Growth and Personal Strategy Balanced) that comprise Companion Life Separate Account B (the "Separate Account") as of December 31, 2000, and the related statements of operations and changes in net assets for the period from October 1, 2000 (inception) to December 31, 2000. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Separate Account as of December 31, 2000, and the results of their operations and changes in their net assets for the period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche


March 19, 2001


COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Market             Market
                                                                       Units             (Carrying)            Value
ASSETS                                             Cost             Outstanding             Value             per Unit
Investments:
Alger:
    American Growth                            $       -             $       -             $       -           $       -
    American Small Capitalization                     35                     3                    38               12.67
Deutsche VIT:
    EAFE(R) Equity Index                              34                     4                    36                9.00
    Small Cap Index                                   26                     3                    26                8.67
Federated:
    Prime Money Fund II                           23,740                20,033                23,740                1.19
    U.S. Government Securities II                      -                     -                     -                   -
Fidelity VIP and VIP II:
    Asset Manager: Growth                              -                     -                     -                   -
    Contrafund                                         -                     -                     -                   -
    Equity Income                                     36                     3                    39               13.00
    Index 500                                         44                     3                    43               14.33
MFS:
    Capital Opportunities                             31                     2                    33               16.50
    Emerging Growth                                    -                     -                     -                   -
    Global Governments                                 -                     -                     -                   -
    High Income                                        -                     -                     -                   -
    Research                                           -                     -                     -                   -
Morgan Stanley Dean Witter:
    Emerging Markets Equity                           20                     2                    18                9.00
    Fixed Income                                       -                     -                     -                   -
Pioneer VCT:
    Equity-Income                                     19                     2                    22               11.00
    Fund                                               -                     -                     -                   -
    Growth Shares                                      -                     -                     -                   -
    Mid-Cap Value                                      -                     -                     -                   -
    Real Estate Growth                                22                     2                    21               10.50
Scudder VLIF:
    Global Discovery                                   -                     -                     -                   -
    Growth and Income                                  -                     -                     -                   -
    International                                     52                     4                    54               13.50
T. Rowe Price:
    Equity Income                                      -                     -                     -                   -
    International Stock                                -                     -                     -                   -
    Limited-Term Bond                                  -                     -                     -                   -
    New America Growth                                31                     3                    33               11.00
    Personal Strategy Balanced                         -                     -                     -                   -
                                               ---------                                   ---------
          Total assets                         $  24,090                                   $  24,103
                                               =========                                   =========
LIABILITIES                                    $       -                                   $       -
                                               =========                                   =========
          Net assets                           $  24,090                                   $  24,103
                                               =========                                   =========

The accompanying notes are an integral part of these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD FROM OCTOBER 1, 2000 (INCEPTION) TO DECEMBER 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                           Alger                           Deutsche VIT                    Federated
                                          ----------------------------    --------------------------      --------------------------
                                                           American         EAFE(R)         Small          Prime           U.S.
                                           American         Small           Equity           Cap           Money        Government
                                            Growth      Capitalization      Index           Index         Fund II      Securities II
Income:
 Investment income:
   Reinvested dividends and
     capital gain distributions            $       -       $       -       $       1       $       -      $       3     $       -

Expenses:
 Mortality risk charges
  and expense                                      -               -               -               -              -             -
                                           ---------       ---------       ---------       ---------      ---------     ---------
    Net investment
     income (expense)                              -               -               1               -              3             -

Net realized gains (losses)                        -               -               -               -              -             -

Net change in unrealized
 gains (losses)                                    -               3               2               -              -             -
                                           ---------       ---------       ---------       ---------      ---------     ---------
Net increase (decrease) in
 net assets from operations                        -               3               3               -              3             -

Purchases made by
 policyowners                                      -             200             200             200         24,285             -

Withdrawals made by
 policyowners                                      -            (165)           (167)           (174)          (548)            -
                                           ---------       ---------       ---------       ---------      ---------     ---------
Net policyowner
 transactions                                      -              35              33              26         23,737             -
                                           ---------       ---------       ---------       ---------      ---------     ---------
Increase (decrease) in
 net assets                                        -              38              36              26         23,740             -

Net assets, beginning of
 period                                            -               -               -               -              -             -
                                           ---------       ---------       ---------       ---------      ---------     ---------
Net assets, end of period                  $       -       $      38       $      36       $      26      $  23,740     $       -
                                           =========       =========       =========       =========      =========     =========

Accumulation unit:
 Purchases                                         -               3               4               3         20,326             -
 Withdrawals                                       -               -               -               -           (293)            -
                                           ---------       ---------       ---------       ---------      ---------     ---------
Net increase (decrease) in
 units outstanding                                 -               3               4               3         20,033             -

Units outstanding,
 beginning of period                               -               -               -               -              -             -
                                           ---------       ---------       ---------       ---------      ---------     ---------
Units outstanding, end
 of period                                         -               3               4               3         20,033             -
                                           =========       =========       =========       =========      =========     =========

The accompanying notes are an integral part of these financial statements.


------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP and VIP II                                  MFS
---------------------------------------------------   ------------------------------------------------------------------------------
     Asset
    Manager      Contra-       Equity      Index          Capital          Emerging         Global         High
    Growth        fund         Income       500        Opportunities        Growth       Governments      Income       Research
 $       -     $       -     $       -     $       -     $       -      $       -        $       -       $       -     $       -

         -             -             -             -             -              -                -               -             -
 ---------     ---------     ---------     ---------     ---------      ---------        ---------       ---------     ---------
         -             -             -             -             -              -                -               -             -

         -             -             -             -             -              -                -               -             -

         -             -             3            (1)            2              -                -               -             -
 ---------     ---------     ---------     ---------     ---------      ---------        ---------       ---------     ---------

         -             -             3            (1)            2              -                -               -             -

         -             -           200           200           200              -                -               -             -

         -             -          (164)         (156)         (169)             -                -               -             -
 ---------     ---------     ---------     ---------     ---------      ---------        ---------       ---------     ---------

         -             -            36            44            31              -                -               -             -
 ---------     ---------     ---------     ---------     ---------      ---------        ---------       ---------     ---------

         -             -            39            43            33              -                -               -             -

         -             -             -             -             -              -                -               -             -
 ---------     ---------     ---------     ---------     ---------      ---------        ---------       ---------     ---------
 $       -     $       -     $      39      $     43     $      33      $       -        $       -       $       -     $       -
 =========     =========     =========     =========     =========      =========        =========       =========     =========

         -             -             3             3             2              -                -               -             -
         -             -             -             -             -              -                -               -             -
 ---------     ---------     ---------     ---------     ---------      ---------        ---------       ---------     ---------

         -             -             3             3             2              -                -               -             -

         -             -             -             -             -              -                -               -             -
 ---------     ---------     ---------     ---------     ---------      ---------        ---------       ---------     ---------

         -             -             3             3             2              -                -               -             -
 =========     =========     =========     =========     =========      =========        =========       =========     =========

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD FROM OCTOBER 1, 2000 (INCEPTION) TO DECEMBER 31, 2000 (Continued)

------------------------------------------------------------------------------------------------------------------------------------
                                   Morgan Stanley                                                                      Scudder
                                   Dean Witter                Pioneer VCT                                               VLIF
                                   -------------------       ----------------------------------------------------     -------------
                                   Emerging                                                                 Real
                                   Markets       Fixed       Equity-               Growth     Mid-Cap      Estate       Global
                                   Equity        Income      Income      Fund      Shares      Value       Growth      Discovery
Income:
 Investment income:
   Reinvested dividends and
   capital gain distributions     $      3   $       -    $       -   $       -   $       -   $       -   $       -    $       -

Expenses:
 Mortality and risk charges
  and expenses                           -           -            -           -           -           -           -            -
                                 ---------   ---------    ---------   ---------   ---------   ---------   ---------    ---------
    Net investment
     income (expense)                    3           -            -           -           -           -           -            -

Net realized gains (losses)              -           -            -           -           -           -           -            -

Net change in unrealized
  gains (losses)                        (2)          -            3           -           -           -          (1)           -
                                 ---------   ---------    ---------   ---------   ---------   ---------   ---------    ---------
Net increase (decrease) in
 net assets from operations              1           -            3           -           -           -          (1)           -

Purchases made by
 policyowners                          200           -          200           -           -           -         200            -

Withdrawals made by
 policyowners                         (183)          -         (181)          -           -           -        (178)           -
                                 ---------   ---------    ---------   ---------   ---------   ---------   ---------    ---------
Net policyowner
 transactions                           17           -           19           -           -           -          22            -
                                 ---------   ---------    ---------   ---------   ---------   ---------   ---------    ---------
Increase (decrease) in
 net assets                             18           -           22           -           -           -          21            -

Net assets, beginning of
 period                                  -           -            -           -           -           -           -            -
                                 ---------   ---------    ---------   ---------   ---------   ---------   ---------    ---------
Net assets, end of period        $      18   $       -    $      22    $      -   $       -   $       -   $      21    $       -
                                 =========   =========    =========   =========   =========   =========   =========    =========

Accumulation unit:
 Purchases                               2           -            2           -           -           -           2            -
 Withdrawals                             -           -            -           -           -           -           -            -
                                 ---------   ---------    ---------   ---------   ---------   ---------   ---------    ---------
Net increase (decrease) in
 units outstanding                       2           -            2           -           -           -           2            -

Units outstanding,
 beginning of period                     -           -            -           -           -           -           -            -
                                 ---------   ---------    ---------   ---------   ---------   ---------   ---------    ---------
Units outstanding, end
 of period                               2           -            2           -           -           -           2            -
                                 =========   =========    =========   =========   =========   =========   =========    =========

The accompanying notes are an integral part of these financial statements.


-------------------------------------------------------------------------------------------------------------
   Scudder VLIF (continued)        T. Rowe Price
------------------------------    -----------------------------------------------------------------
   Growth                                      Inter-        Limited-        New         Personal
    and                           Equity      national        Term         America       Strategy
   Income       International     Income       Stock          Bond          Growth       Balanced       Total
$      -        $      -         $      -    $      -      $      -       $      -      $      -      $      7

       -               -                -           -             -              -             -             -
--------        --------         --------    --------      --------       --------      --------      --------

       -               -                -           -             -              -             -             7

       -               -                -           -             -              -             -             -

       -               2                -           -             -              2             -            12
--------        --------         --------    --------      --------       --------      --------      --------

       -               2                -           -             -              2             -            19

       -             200                -           -             -            200             -        26,485

       -            (148)               -           -             -           (169)            -        (2,401)
--------        --------         --------    --------      --------       --------      --------      --------

       -              52                -           -             -             31             -        24,084
--------        --------         --------    --------      --------       --------      --------      --------

       -              54                -           -             -             33             -        24,103

       -               -                -           -             -              -             -             -
--------        --------         --------    --------      --------       --------      --------      --------

$      -        $     54         $      -    $      -      $      -       $     33      $      -      $ 24,103
========        ========         ========    ========      ========       ========      ========      ========

       -               4                -           -             -              3             -

       -               -                -           -             -              -             -
--------        --------         --------    --------      --------       --------      --------

       -               4                -           -             -              3             -

       -               -                -           -             -              -             -
--------        --------         --------    --------      --------       --------      --------

       -               4                -           -             -              3             -
========        ========         ========    ========      ========       ========      ========

COMPANION LIFE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM OCTOBER 1, 2000 (INCEPTION) TO DECEMBER 31, 2000
--------------------------------------------------------------------------------

1.   NATURE OF OPERATIONS

     Companion Life Separate Account B ("Separate Account") was established by Companion Life Insurance Company ("Companion") on August 27, 1996, under the laws of the State of New York, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account are owned by Companion, however, the net assets of the Separate Account are restricted from use in the ordinary business of Companion. The Separate Account was inactive until October 1, 2000 when marketing efforts were started.

     A Separate Account policyholder may allocate funds to fixed income accounts, which are part of Companion's general account, in addition to those sub-accounts detailed below. Interests in the fixed income accounts have not been registered under the Securities Act of 1933 and Companion has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions of such acts.

2.   SUB-ACCOUNTS

     The Separate Account is divided into sub-accounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios are:

                 Alger                          Morgan Stanley Dean Witter

     American Growth                         Emerging Markets Equity
     American Small Capitalization           Fixed Income

                 Deutsche VIT                       Pioneer VCT

     EAFE(R) Equity Index                    Equity-Income
     Small Cap Index                         Fund
                                             Growth Shares
                                             Mid-Cap Value
                                             Real Estate Growth

                 Federated                          Scudder VLIF

     Prime Money Fund II                     Global Discovery
     U.S. Government Securities II           Growth and Income
                                             International

          Fidelity VIP and VIP II                   T. Rowe Price

     Asset Manager: Growth                   Equity Income
     Contrafund                              International Stock
     Equity Income                           Limited-Term Bond
     Index 500                               New America Growth
                                             Personal Strategy Balanced
                 MFS

     Capital Opportunities
     Emerging Growth
     Global Governments
     High Income
     Research

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Security Valuation Transactions and Related Investment Income - The market values of investments are based on the year-end closing bid prices. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the specific identification basis. Charges for investment advisory fees and other expenses are reflected in the net asset values of the mutual fund portfolios.

     Federal Income Taxes - Net taxable income or loss of the Separate Account is included in the federal income tax return of Companion, which is taxed as a life insurance company under the Internal Revenue Code. No charges are currently made to the Separate Account for taxes other than premium taxes and federal deferred acquisition cost taxes. Companion reserves the right to levy charges in the future for taxes or other economic burdens resulting from taxes that Companion determines are properly attributable to the Separate Account.

4.   ACCOUNT CHARGES

     All account charges are paid through the redemption of shares. Shares are redeemed based on each policyholder's variable portfolio allocation.

     Administrative Charges - Companion deducts an $84 per policy per year administrative expense charge from the net assets of the Separate Account.

     Premium Processing Charge - Companion deducts $2 from each policy premium payment received to cover premium processing expenses.

     Tax Expense Charge - A tax expense charge of 3.75% of each premium payment is deducted to reimburse Companion for state and local taxes and federal deferred acquisition cost taxes.

     Risk Charge - Companion deducts a monthly charge as compensation for the mortality risk assumed by Companion. Risk charges are equal to .70% of the accumulation value, decreasing to .55% after ten years. Companion guarantees that the risk charge will not increase above these levels.

     Cost of Insurance Charge - The cost of insurance is based upon the age, sex, risk and rate class of the insured, the specified amount of insurance coverage and the length of time the policy has been in force.

     Transfer Charge - There is no charge for the first 12 transfers between sub-accounts of the Separate Account in each policy year. However, there is a $10 fee for the 13th through a maximum of 24 allowable requests during a single policy year. Any applicable transfer fee is deducted from the amount transferred. All transfer requests made simultaneously are treated as a single request. No transfer fee is imposed for any transfer which is not at the policyholder's request. Companion guarantees that the transfer fee will not increase above these levels.

     Surrender Charge - A surrender charge will be deducted on a full surrender or a partial withdrawal from the amount requested to be surrendered. The surrender charge is dependent upon the policyholder's age, sex, risk and rate class, the length of time the policy has been in force and the specified amount of coverage. The highest aggregate surrender charge is $50 for each $1,000 of specified amount of insurance coverage in the first year declining to $10 per $1,000 in the ninth year and $-0- thereafter. The length of the surrender charge period varies depending upon the policyholder's issue age and varies between 9 and 12 years.

     Cost of Riders - Various riders are available for the costs detailed in the policy.

5.   MARKET VALUE PER UNIT

     The market value per unit on the Statement of Net Assets is calculated as an aggregate valuation for all assets combined for each sub-account.

                          PART II - OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     The Bylaws of Companion Life, adopted by Companion Life Insurance Company ("Companion") provide for indemnification of a director, officer or employee to the full extent of the law. Generally, the New York Business Corporation Act permits indemnification against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if the indemnitee acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. However, no indemnification shall be made in any type of action by or in the right of Companion if the proposed indemnitee is adjudged to be liable for negligence or misconduct in the performance of his or her duty to Companion, unless a court determines otherwise.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Companion pursuant to the foregoing provisions, or otherwise, Companion has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by Companion of expenses incurred or paid by a director, officer, or controlling person of Companion in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Companion will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION PURSUANT TO SECTION 26(e)

     Companion represents that the fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Companion.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie of the information shown in the prospectus with the items of Form N-8B-2.

     The Prospectus consisting of 78 pages.

     The undertaking to file reports.

     The Rule 484 Undertaking.

     The Section 26(e) Representation.

     The signatures.

     Written consents of the following persons:

          Independent Auditors
          Thomas J. McCusker, Esquire
          Robert E. Hupf, F.S.A., M.A.A.A.

     The following exhibits:

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.      Description of Exhibit
-----------      ----------------------
1.A.   (1)       Resolution of the Board of Directors of Companion Life
                 Insurance Company establishing the Variable Account. *

       (2)       None.

       (3)(a) Principal Underwriting Agreement by and between Companion Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services, Inc.******

          (b) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer.*

          (c)    Commission Schedule for Policies.******

       (4)       None.

       (5)(a) Form of Policy for the Flexible Premium Variable Universal Life Insurance Policy.*****

          (b)    Disability Rider.*****

          (c)    Optional Paid-Up Life Insurance Rider.*****

          (d)    Accidental Death Benefit Rider.*****

          (e) Systematic Transfer Enrollment Program Endorsement to the Policy.*****

          (f)    Term Life Insurance Rider on Additional Insured.*****

       (6)(a)    Articles of Incorporation of Companion Life Insurance
                 Company.******

          (b)    Bylaws of Companion Life Insurance Company.******

       (7)       None.

       (8)(a) Participation Agreement, as amended, by and among Companion Life Insurance Company, Fred Alger Management, Inc. and The Alger American Fund.*****

          (b) Participation Agreement, as amended, by and among Companion Life Insurance Company and Insurance Management Series and Federated Securities Corp.*****

          (c) Participation Agreement, as amended, by and among Companion Life Insurance Company, Variable Insurance Products Fund, Variable Insurance Products Fund II and Fidelity Distributors Corporation.*****

          (d) Participation Agreement, as amended, by and among Companion Life Insurance Company and MFS Variable Insurance Trust, and Massachusetts Financial Services Company.*****

          (e) Participation Agreement by and among Companion Life Insurance Company and Pioneer Variable Contracts Trust and Pioneer Funds Distributor, Inc.*****

          (f) Participation Agreement by and between Companion Life Insurance Company and the Scudder Variable Life Investment Fund.****

          (g) Participation Agreement, as amended, by and among Companion Life Insurance Company and T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity

                 Series, Inc. and T. Rowe Price Investment Services, Inc.*****

           (h) Participation Agreement by and among Companion Life Insurance Company and Morgan Stanley Universal Funds, Morgan Stanley Asset Management Inc. and Miller Anderson & Sherrerd, LLP.*****

           (i) Participation Agreement by and between Companion Life Insurance Company and BT Insurance Funds Trust.***

           (j) First Amendment to the Participation Agreement by and among United of Omaha Life Insurance Company, Companion Life Insurance Company of New York and Scudder Variable Life Investment Fund.*****

       (9)       None.

       (10) Form of Application for the Companion Life Insurance Company Flexible Premium Variable Universal Life Insurance Policy.*****

       (11)      Issuance, Transfer and Redemption Memorandum.******

2.               Opinion and Consent of Counsel.

3.               Not Applicable.

4.               Not Applicable.

5.               Not Applicable.

6.               Opinion and Consent of Actuary.

7.               Consent of Independent Auditors.

8.               Powers of Attorney.**


* Incorporated by reference to the Registration Statement for Companion Life Separate Account C filed on April 23, 1997 (File No. 33-98062).

**   Incorporated by reference to the Registration Statements for Companion Life
Separate Account C filed on April 26, 1999 and April 26, 2000 (File No. 33-
98062).

*** Incorporated by reference to the Registration Statement for Companion Life Separate Account C filed on April 26, 2000 (File No. 33-98062).

**** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 23, 1997 (File No. 33-89848).

***** Incorporated by reference to the Registration Statement for Companion Life Separate Account B filed on July 11, 2000 (File No. 333-41172).

****** Incorporated by reference to the Registration Statement for Companion Life Separate Account B filed on September 28, 2000 (File No. 333-41172).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Omaha, and State of Nebraska, on the 23rd day of April, 2001.

                         COMPANION LIFE SEPARATE ACCOUNT B
                         (Registrant)

                         COMPANION LIFE INSURANCE COMPANY
                         (Depositor)

                                 /s/ Thomas J. McCusker
                            -----------------------------------
                            By:      Thomas J. McCusker

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                           Title                                            Date
---------                           -----

/s/ John W. Weekly*                 Chairman of the Board                            4/23/01
-------------------
John W. Weekly

/s/ Randall C. Horn*                President                                        4/23/01
--------------------
Randall C. Horn

/s/ Randall C. Horn*                Director                                         4/23/01
---------------------
Randall C. Horn

/s/ Fred C. Boddy*                  Director                                         4/23/01
------------------
 Fred C. Boddy

/s/ Fred C. Boddy*                  Vice President and Treasurer                     4/23/01
------------------
Fred C. Boddy

/s/ Fred C. Boddy*                  Principal Financial and Accounting               4/23/01
------------------                  Officer
Fred C. Boddy

/s/ William G. Campbell*            Director                                         4/23/01
-------------------------
William G. Campbell
                                                                                     4/23/01
/s/ Samuel L. Foggie, Sr.*          Director
--------------------------
Samuel L. Foggie, Sr.                                                                4/23/01

/s/ M. Jane Huerter*                Director
--------------------                                                                 4/23/01
M. Jane Huerter

/s/ Charles T. Locke III*           Director                                         4/23/01
-------------------------
Charles T. Locke III

/s/ James J. O'Neill*               Director                                         4/23/01
---------------------
James J. O'Neill

/s/ Oscar S. Straus II*             Director                                         4/23/01
-----------------------
Oscar S. Straus II

/s/ John A. Sturgeon*            Director                      4/23/01
---------------------
John A. Sturgeon

/s/ John W. Weekly*              Director                      4/23/01
-------------------
John W. Weekly


By:  /s/ Thomas J. McCusker
     ----------------------
     Thomas J. McCusker


* These individuals have granted Powers of Attorney executed effective either January 1, 1999 or April 26, 2000 whereby Thomas J. McCusker is authorized to execute this registration statement on their behalf.

--------------------------------------------------------------------------------

                                                     Registration No.  333-41172
--------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.   20549

                                  ____________



                       COMPANION LIFE SEPARATE ACCOUNT B
                       =================================

                                       OF

                        COMPANION LIFE INSURANCE COMPANY




                                    EXHIBITS



                                       TO


                     POST-EFFECTIVE AMENDMENT NO. 1 TO THE
                       REGISTRATION STATEMENT ON FORM S-6

                                     under

                           THE SECURITIES ACT OF 1933


________________________________________________________________________________

                                 April 23, 2001

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                              Description of Exhibit
-----------

     (2)       Opinion and Consent of Counsel.
     (6)       Opinion and Consent of Actuary.
     (7)       Consent of Independent Auditors.